                                                                   EXHIBIT 10.18

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                               License Agreement
                                                                 January 6, 2003

                                  CONFIDENTIAL

--------------------------------------------------------------------------------

                             REDWOOD AND YELLOWSTONE
                            SEMICONDUCTOR TECHNOLOGY
                                LICENSE AGREEMENT
                                     BETWEEN
                                SONY CORPORATION
                                       AND
                                   RAMBUS INC.

--------------------------------------------------------------------------------

                                                               License Agreement
                                                                 January 6, 2003

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

SECTION 1. DEFINITIONS.........................................................2
    1.1     Rambus Interface Technology........................................2
    1.2     Redwood Rambus Interface Technology................................2
    1.3     Yellowstone Rambus Interface Technology............................3
    1.4     Technical Information..............................................3
    1.5     Rambus Interface Specification.....................................3
    1.6     Redwood Rambus Interface Specification.............................3
    1.7     Yellowstone Rambus Interface Specification.........................3
    1.8     Compatible.........................................................3
    1.9     Redwood Rambus Processor...........................................4
    1.10    Redwood Rambus Peripheral..........................................4
    1.11    Yellowstone Rambus Processor.......................................5
    1.12    Yellowstone Rambus Peripheral......................................5
    1.13    [*] Product........................................................6
    1.14    Broadband Engine...................................................6
    1.15    Broadband Engine Derivative........................................6
    1.16    Memory Hub.........................................................6
    1.17    Associated Chip....................................................6
    1.18    [*] Processor Chips................................................6
    1.19    Compliant Portion..................................................6
    1.20    Licensed Rambus ICs................................................7
    1.21    Rambus Multichip Module............................................7
    1.22    Rambus Board.......................................................7
    1.23    Rambus System......................................................7
    1.24    Rambus Intellectual Property Rights................................7

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----

    1.25    Confidential Information...........................................7
    1.26    SONY Improvements..................................................7
    1.27    SONY Patents.......................................................8
    1.28    Applicable Licensed Product Under SONY Patents.....................8
    1.29    Sell...............................................................9
    1.30    Net Sales..........................................................9
    1.31    Control............................................................9
    1.32    Ultimate Parent Entity.............................................9
    1.33    Subsidiary.........................................................9
    1.34    Affiliate..........................................................9
    1.35    Change of Control..................................................9
    1.36    Potential Licensee................................................10
    1.37    Applicable Patents................................................10
    1.38    Applicable Other IP Rights........................................10
    1.39    Effective Date....................................................10
SECTION 2. LICENSES...........................................................10
    2.1     Manufacturing and Distribution Rights.............................10
    2.2     Sublicense Rights.................................................13
    2.3     Proprietary Markings..............................................15
    2.4     Trademarks........................................................15
    2.5     Limitations.......................................................16
    2.6     SONY Patents......................................................17
    2.7     Disclaimer........................................................18
    2.8     Certain Obligations...............................................19
    2.9     Patent License Registration.......................................19
    2.10    Delivery of Technology............................................20
    2.11    Covenant Not To Sue...............................................20

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----

SECTION 3. LICENSE FEES AND ROYALTIES.........................................21
    3.1     License Fee.......................................................21
    3.2     Royalties.........................................................21
    3.3     Payments and Accounting...........................................24
    3.4     Withholding Taxes.................................................26
SECTION 4. CONFIDENTIAL INFORMATION...........................................26
    4.1     Confidential Information..........................................26
    4.2     Confidentiality...................................................28
    4.3     Exceptions........................................................29
    4.4     Additional Responsibilities.......................................30
    4.5     Residuals.........................................................30
    4.6     Subsidiaries......................................................30
SECTION 5. INTELLECTUAL PROPERTY OWNERSHIP AND INDEMNIFICATION................30
    5.1     Ownership.........................................................30
    5.2     Rambus Indemnification Disclaimer.................................31
    5.3     SONY Indemnification Disclaimer...................................31
SECTION 6. LIMITATION OF LIABILITY............................................31
SECTION 7. TERM AND TERMINATION...............................................32
    7.1     Term..............................................................32
    7.2     Termination.......................................................32
    7.3     Survival..........................................................34
SECTION 8. GOVERNING LAW, DISPUTE RESOLUTION..................................35
    8.1     Governing Law.....................................................35
    8.2     Dispute Resolution................................................35
SECTION 9. MISCELLANEOUS......................................................36
    9.1     Announcement and Promotion........................................36
    9.2     Confidentiality of Agreement......................................36

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----

    9.3     Potential Licensees...............................................37
    9.4     Assignment........................................................38
    9.5     No Conflicts......................................................39
    9.6     Authority.........................................................39
    9.7     Notices...........................................................39
    9.8     Electronic Transfers..............................................39
    9.9     Export Controls...................................................40
    9.10    Partial Invalidity................................................41
    9.11    No Third Party Beneficiaries......................................41
    9.12    Counterparts......................................................42
    9.13    Relationship of Parties...........................................42
    9.14    Modification......................................................42
    9.15    Waiver............................................................42
    9.16    Government Approvals..............................................42
    9.17    Section Headings and Language.....................................43
    9.18    Ambiguities.......................................................43
    9.19    Currency..........................................................43
    9.20    Entire Agreement..................................................43

                                                               License Agreement
                                                               January 6, 2003

                             REDWOOD AND YELLOWSTONE
                   SEMICONDUCTOR TECHNOLOGY LICENSE AGREEMENT

     This Redwood and Yellowstone Semiconductor Technology License Agreement (the "Agreement") is entered into as of the Effective Date, by and between (i) Rambus Inc., a Delaware corporation with principal offices at 4440 El Camino Real, Los Altos, California 94022, U.S.A. ("Rambus") and (ii) SONY Corporation, a Japanese corporation with principal offices at 7-35, Kitashinagawa 6-chome, Shinagawa-ku, Tokyo, 141-0001 Japan ("SONY") and its subsidiary Sony Computer Entertainment Inc. a Japanese corporation with principal offices at 1-1 Akasaka 7-chome, Minato-ku, Tokyo 107-0052, Japan ("SCE").

     WHEREAS, SCE has entered into a joint development agreement with [*] and Toshiba Corporation ("Toshiba") (the "[*] Agreement"), to develop a broadband microprocessor (designated as the "Broadband Engine") for a [*] product;

     WHEREAS, Rambus has developed and is developing certain technology for the interface between DRAMs and logic chips, designated by Rambus as "Yellowstone Rambus Interface Technology," including memory interface, logic interface, system expansion technology, system bus technology, bus architecture, bus protocol, protocol digital logic and high speed signaling/clock circuitry;

     WHEREAS, Rambus has developed and is developing certain technology for the interface between logic integrated circuits, designated by Rambus as "Redwood Rambus Interface Technology," including logic interface, system expansion technology, system bus technology, bus architecture, and high speed signaling/clock circuitry;

     WHEREAS, together with this Agreement, Rambus, Toshiba, and SCE are entering into a "Development Agreement" of even date herewith (the "Development Agreement"), for Rambus' development and delivery of materials to facilitate SCE's and Toshiba's implementation of the Redwood Rambus Interface Technology and the Yellowstone Rambus Interface Technology;

     WHEREAS, together with this Agreement, Rambus and Toshiba are entering into a license agreement of even date herewith (the "Toshiba License Agreement") for Rambus' license to Toshiba of portions of such Redwood technology and Yellowstone technology for use in the manufacture and

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                                                               License Agreement
                                                               January 6, 2003

sale of certain logic integrated circuits proprietary to Toshiba, or proprietary to Toshiba jointly with SCE and/or [*]; and

     WHEREAS, Rambus desires to license to SONY and SCE, and SONY and SCE desires to license from Rambus, portions of such Redwood technology and Yellowstone technology for use in the manufacture and sale of certain logic integrated circuits proprietary to SONY and/or SCE, or proprietary to SCE jointly with [*] and/or Toshiba, on the terms and conditions set forth herein; NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING AND THE MUTUAL COVENANTS CONTAINED HEREIN, THE PARTIES AGREE AS FOLLOWS:

                                   SECTION 1.

                                   DEFINITIONS

     For purposes of this Agreement the following terms shall have the meanings set forth below:

     1.1 Rambus Interface Technology. "Rambus Interface Technology" means all interface technology which is owned by, developed by, used by, or licensed to Rambus. "Rambus Interface Technology" includes all prior, current, and future versions of this technology. As of the Effective Date, the versions of Rambus Interface Technology include, without limitation, those designated by Rambus as "Base," "Concurrent," "Direct," "Taos," "Yellowstone," and "Redwood."

     1.2 Redwood Rambus Interface Technology. "Redwood Rambus Interface Technology" means the following items which are owned by Rambus (or licensed to Rambus with the right to grant sublicenses of the scope granted herein without payment of royalties):

               (a) the Rambus Interface Technology described in Exhibit A-1 hereto; and
               (b) all information, inventions, technology, technical documentation, designs (including circuit designs), materials, code, and know-how which describe use of the Rambus Interface Technology described in Exhibit A-1 and which Rambus provides SONY or SCE during the course of implementing this Agreement or the Development Agreement (the "RW Technical Information").

                                                               License Agreement
                                                               January 6, 2003

     1.3 Yellowstone Rambus Interface Technology. "Yellowstone Rambus Interface Technology" means the following items which are owned by Rambus (or licensed to Rambus with the right to grant sublicenses of the scope granted herein without payment of royalties):

               (a) the Rambus Interface Technology described in Exhibit A-2 hereto; and
               (b) all information, inventions, technology, technical documentation, designs (including circuit designs), materials, code, and know-how which describe use of the Rambus Interface Technology described in Exhibit A-2 and which Rambus provides SONY or SCE during the course of implementing this Agreement or the Development Agreement (the "YS Technical Information").

     1.4 Technical Information. "Technical Information" means RW Technical Information and/or YS Technical Information.

     1.5 Rambus Interface Specification. For any version of Rambus Interface Technology, "Rambus Interface Specification" means, at any time, the then most current version of the interface specification for that version of Rambus Interface Technology, as such interface specification is finalized and released by Rambus.

     1.6 Redwood Rambus Interface Specification. "Redwood Rambus Interface Specification" means the Rambus Interface Specification for the Redwood Rambus Interface Technology.

     1.7 Yellowstone Rambus Interface Specification. "Yellowstone Rambus Interface Specification" means the Rambus Interface Specification for the Yellowstone Rambus Interface Technology.

     1.8 Compatible. "Compatible," as applied to an integrated circuit or an interface portion between integrated circuits, means that the integrated circuit or interface portion both (i) is fully compliant with the applicable Rambus Interface Specification such that the integrated circuit can communicate with all other integrated circuits manufactured by licensees of Rambus which comply with the same Rambus Interface Specification, and (ii) complies in all respects with the protocol, pin function, pin sequencing, pin pitch, electrical specifications, and mechanical specifications of the applicable Rambus Interface Specification. A logic integrated circuit is Compatible with the Yellowstone Rambus Interface Specification only if it satisfies the foregoing requirements including,

                                                               License Agreement
                                                               January 6, 2003

without limitation, being capable of communicating, through both the physical layer and the logic layer, with DRAM integrated circuits Compatible with the Yellowstone Rambus Interface Specification. In addition, notwithstanding the foregoing, for purposes of Compatibility with the Redwood Rambus Interface Specification under this Agreement, "protocol/logic layer" Compatibility shall mean Compatibility with the logic layer developed by [*], Toshiba, and/or SCE.

     1.9 Redwood Rambus Processor. "Redwood Rambus Processor" means each processor having a program counter and capable of independently executing instructions and which (i) incorporates all or part of the Redwood Rambus Interface Technology, (ii) is defined and designed by SONY (or designed for SONY pursuant to Section 2.1(c) below) or by Rambus for SONY, or by SCE in conjunction with [*] and/or Toshiba, (iii) is Compatible with the Redwood Rambus Interface Specification and is not Compatible with any later Rambus Interface Specification (it being understood and agreed that, for this purpose, the Yellowstone Rambus Interface Specification shall not be considered a later Rambus Interface Specification), and (iv) except as set forth in Section 2.4 below, bears either no trademark or part number or only SONY's trademark and/or part number. "Redwood Rambus Processor" includes, for example, microprocessors, microcontrollers, and digital signal processors which meet the foregoing requirements set forth in clauses (i) - (iv) above, but does not include co-processors, graphics processors, image processors, or audio processors.

     1.10 Redwood Rambus Peripheral. "Redwood Rambus Peripheral" means each integrated circuit which does not have a principal function of memory storage, other than a Redwood Rambus Processor, which (i) incorporates all or part of the Redwood Rambus Interface Technology, (ii) is defined and designed by SONY (or designed for SONY pursuant to Section 2.1(c) below) or by Rambus for SONY, or by SCE in conjunction with [*] and/or Toshiba, (iii) is Compatible with the Redwood Rambus Interface Specification and is not Compatible with any later Rambus Interface Specification (it being understood and agreed that, for this purpose, the Yellowstone Rambus Interface Specification shall not be considered a later Rambus Interface Specification), and (iv) except as set forth in Section 2.4 below, bears either no trademark or part number or only SONY's trademark and/or part number. "Redwood Rambus Peripheral" includes, for example, co-processors,

                                                               License Agreement
                                                               January 6, 2003

graphics processors, image processors, audio processors, peripheral devices, RAMDACs, and bus interface devices which meet the foregoing requirements set forth in clauses (i) - (iv) above.

     1.11 Yellowstone Rambus Processor. "Yellowstone Rambus Processor" means each processor having a program counter and capable of independently executing instructions and which (i) incorporates all or part of the Yellowstone Rambus Interface Technology, (ii) is defined and designed by SONY (or designed for SONY pursuant to Section 2.1(c) below) or by Rambus for SONY, or by SCE in conjunction with [*] and/or Toshiba, (iii) is Compatible with the Yellowstone Rambus Interface Specification and is not Compatible with any later Rambus Interface Specification (it being understood and agreed that, for this purpose, the Redwood Rambus Interface Specification shall not be considered a later Rambus Interface Specification), and (iv) except as set forth in Section 2.4 below, bears either no trademark or part number or only SONY's trademark and/or part number. "Yellowstone Rambus Processor" includes, for example, microprocessors, microcontrollers, and digital signal processors which meet the foregoing requirements set forth in clauses (i) - (iv) above, but does not include co-processors, graphics processors, image processors, or audio processors.

     1.12 Yellowstone Rambus Peripheral. "Yellowstone Rambus Peripheral" means each integrated circuit which does not have a principal function of memory storage, other than a Yellowstone Rambus Processor, which (i) incorporates all or part of the Yellowstone Rambus Interface Technology, (ii) is defined and designed by SONY (or designed for SONY pursuant to Section 2.1(c) below) or by Rambus for SONY, or by SCE in conjunction with [*] and/or Toshiba, (iii) is Compatible with the Redwood Rambus Interface Specification and is not Compatible with any later Rambus Interface Specification (it being understood and agreed that, for this purpose, the Redwood Rambus Interface Specification shall not be considered a later Rambus Interface Specification), and (iv) except as set forth in Section 2.4 below, bears either no trademark or part number or only SONY's trademark and/or part number. "Yellowstone Rambus Peripheral" includes, for example, co-processors, graphics processors, image processors, audio processors, peripheral devices, RAMDACs, and bus interface devices which meet the foregoing requirements set forth in clauses (i) - (iv) above.

                                                               License Agreement
                                                               January 6, 2003

     1.13 [*] Product. "[*] Product" means a [*] product with [*] at least similar to [*] product.

     1.14 Broadband Engine. "Broadband Engine" means the [*] designed pursuant to the [*] for use in, and which will be used in, [*] Product, but only if such [*] is a [*] under [*] and a [*] under [*].

     1.15 Broadband Engine Derivative. "Broadband Engine Derivative" means a [*] derived from the [*] which is "[*]," i.e. is fully compliant with the [*] as demonstrated by fully passing the [*] as set forth in [*] (for clarity, a [*] is not [*]), but only if such [*] is a [*] under [*] and/or a [*] under [*].

     1.16 Memory Hub. "Memory Hub" means a [*] the principal purpose of which is [*], as set forth in [*], which is designed to be connected to the [*] or a [*] and which actually can be demonstrated (e.g., demonstrated on a test board, prototype, or actual product) to be capable of being connected to and communicating with the [*] or a [*], and which (i) incorporates all or part of [*], (ii) is defined and designed by [*] (or designed for [*] pursuant to [*]) or by [*] for [*], or by [*] in conjunction with [*] and/or [*], and (iii) except as set forth in [*], bears either no [*] or [*]or [*].

     1.17 Associated Chip. "Associated Chip" means [*], other than a [*] or an [*] with a principal function of [*], which is designed to be connected to the [*] or a [*] and which actually can be demonstrated (e.g., demonstrated on a test board, prototype, or actual product) to be capable of being connected to and communicating, through both the [*] (i.e., the [*] developed by [*] and/or [*]) and the [*], with the [*] or a [*], but only if such [*] is a [*] under [*], or a [*] under [*] and a [*] under [*] (i.e., each Associated Chip must be a [*], but may be a [*] in addition).

     1.18 [*] Processor Chips. "[*] Processor Chips" means (i) Broadband Engines, (ii) Broadband Engine Derivatives, and (iii) Associated Chips.

     1.19 Compliant Portion. "Compliant Portion" (i) for an integrated circuit and interface portion between integrated circuits Compatible with the Redwood Rambus Interface Specification, means and is limited to that portion of the integrated circuit and the interface portion which provides Compatibility with the Redwood Rambus Interface Specification, and (ii) for an integrated circuit and interface portion between integrated circuits Compatible with the Yellowstone Rambus Interface

                                                               License Agreement
                                                               January 6, 2003

Specification, means and is limited to that portion of the integrated circuit and the interface portion which provides Compatibility with the Yellowstone Rambus Interface Specification.

     1.20 Licensed Rambus ICs. "Licensed Rambus ICs" means and is limited to [*] Processor Chips and Memory Hubs. It is understood and agreed that the only portion of each Licensed Rambus IC that is licensed under this Agreement is the Compliant Portion.

     1.21 Rambus Multichip Module. "Rambus Multichip Module" means each product incorporating any Licensed Rambus ICs on a substrate (such as silicon, ceramic or a printed circuit board) with multiple integrated circuits attached which are not in their own packages.

     1.22 Rambus Board. "Rambus Board" means each product, other than Rambus Multichip Modules, incorporating any Licensed Rambus ICs or Rambus Multichip Modules in a card or other board product which adds material value to the Licensed Rambus ICs or Rambus Multichip Modules.

     1.23 Rambus System. "Rambus System" means each product incorporating any Licensed Rambus ICs, Rambus Multichip Modules and/or Rambus Boards in a system which adds material value to the Licensed Rambus ICs or Rambus Multichip Modules.

     1.24 Rambus Intellectual Property Rights. "Rambus Intellectual Property Rights" means all patents, patent applications, copyrights, and other intellectual property rights in all countries of the world which, during the term of this Agreement, are owned by Rambus or licensed to Rambus with the right to grant sublicenses of the scope granted herein without payment of royalties and which are required for the implementation or use of the Redwood Rambus Interface Technology or the Yellowstone Rambus Interface Technology for the development, manufacture, use and/or Sale of Licensed Rambus ICs.

     1.25 Confidential Information. "Confidential Information" has the meaning set forth in Section 4.1 below.

     1.26 SONY Improvements. "SONY Improvements" means all upgrades, enhancements, improvements or other derivatives of Redwood Rambus Interface Technology and/or Yellowstone Rambus Interface Technology which have been or are made, acquired or licensed by SONY or SONY Subsidiaries.

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                                                               License Agreement
                                                               January 6, 2003

     1.27 SONY Patents. "SONY Patents" means all patents, patent applications and other patent rights (including utility models) in all countries of the world issued or issuing on patent or utility model applications which are entitled to an effective filing date on or before the date of termination of this Agreement (i.e., prior to expiration of this Agreement or termination of this Agreement as to both SONY and SCE) (and all foreign counterparts thereof), which at any time during the term of this Agreement (i.e., prior to expiration of this Agreement or termination of this Agreement as to both SONY and SCE), are or were owned (solely, or jointly with third parties but subject to the consent of such third party joint owners where such consent is required for SONY to grant the license in Section 2.6 below) by SONY or SONY Subsidiaries (or are or were licensed to SONY or SONY Subsidiaries with the right to grant sublicenses of the scope granted herein without payment of royalties (except for payments between SONY and Affiliates of SONY, and payments to third parties for inventions made by said third parties while employed by SONY, or any of its Subsidiaries)).

     1.28 Applicable Licensed Product Under SONY Patents. "Applicable Licensed Product Under SONY Patents" means any product the manufacture, use, or sale of which would, if not authorized, infringe a claim of a SONY Patent, which claim is infringed by:

                    (i) the implementation or use of any Rambus Interface Technology, any Rambus Interface Specification, or any SONY Improvement, or

                    (ii) any apparatus required by any Rambus Interface Technology, any Rambus Interface Specification, or any SONY Improvement; where such infringement would not have occurred but for the implementation or use of such Rambus Interface Technology, Rambus Interface Specification, or SONY Improvement, and where such infringement either:

               (a) could not have been avoided by another commercially reasonable implementation or use of such Rambus Interface Technology, Rambus Interface Specification, or SONY Improvement, or

               (b) resulted from implementation or use of an example included in any Rambus Interface Technology, any Rambus Interface Specification, or any SONY Improvement.

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                                                               License Agreement
                                                               January 6, 2003

     1.29 Sell. To "Sell" a product or item means to sell, lease, or otherwise transfer or dispose of the product or item, either to a third party or by internal transfer of the product or item from a company to any other business unit or division within such company, or to commence internal productive use thereof ("Sold," "Sale," and other forms of "Sell" shall have the same meaning).

     1.30 Net Sales. "Net Sales" means the gross sales amount invoiced or otherwise charged to customers of SONY or its Subsidiaries for all Licensed Rambus ICs, other than [*] Processor Chips subject to Section 3.2(a)(i)(A), less amounts invoiced for returned goods for which a refund is given, less separately stated charges for insurance, handling, duty, freight and taxes where such items are included in the invoiced price.

     1.31 Control. "Control" (including "Controlled" and other forms) of an entity means (i) either (A) beneficial ownership (whether direct, or indirect through controlled entities or other means) of more than fifty percent (50%) of the outstanding voting securities of that entity or (B) in the case of an entity that has no outstanding voting securities, having the right to more than fifty percent (50%) of the profits of the entity, or having the right in the event of dissolution to more than fifty percent (50%) of the assets of the entity; or
(ii) having the contractual power presently to designate more than fifty percent (50%) of the directors of a corporation, or in the case of unincorporated entities, of individuals exercising similar functions. (By way of example only, a company has indirect Control of a Subsidiary of its Subsidiary).

     1.32 Ultimate Parent Entity. "Ultimate Parent Entity" means an entity which is not Controlled by any other entity. SONY represents and warrants that, as of the Effective Date, it is an Ultimate Parent Entity.

     1.33 Subsidiary. "Subsidiary" of an entity ("Parent") shall mean each entity Controlled by the Parent, but only so long as such Control exists.

     1.34 Affiliate. "Affiliate" of an entity means each entity which Controls, is Controlled by, or is under common Control with that entity, but only so long as such Control exists.

     1.35 Change of Control. "Change of Control" of an entity means any transaction or series of transactions in which that entity becomes a Subsidiary of, or otherwise Controlled by, another entity.

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                                                               License Agreement
                                                               January 6, 2003

     1.36 Potential Licensee. "Potential Licensee" means a company licensed by SONY, Toshiba, or [*] to manufacture and sell Broadband Engines and/or Broadband Engine Derivatives.

     1.37 Applicable Patents. "Applicable Patents" means all patents, patent applications and other patent rights (including utility models, and excluding design patents or applications) in all countries of the world issued or issuing on patent or utility model applications which are entitled to an effective filing date on or before [*], which are owned by SONY or SONY Subsidiaries or which SONY or SONY Subsidiaries otherwise have the right to enforce (and all foreign counterparts of such patents, applications, and patent rights).

     1.38 Applicable Other IP Rights. "Applicable Other IP Rights" means all trade secret rights and other intellectual property or proprietary rights owned by SONY or SCE or under which SONY or SCE has the right to grant licenses without the payment of a royalty to a third party (other than payments to third parties for inventions made while employees of SONY or SCE, or to Affiliates) existing as of and after the Effective Date, and prior to the termination or expiration of the Development Agreement (including any extension or renewal thereof), but only to the extent that such rights cover information disclosed and/or materials delivered to Rambus by SCE under the "MULTI-PARTY NONDISCLOSURE AGREEMENT" among SCE, Toshiba and Rambus, dated May 6, 1998 and/or delivered or disclosed to Rambus under the Development Agreement, provided that "Applicable Other IP Rights" does not include (i) patents (and, for clarity, Applicable Patents), or (ii) rights in trademarks, service marks, or other company, product, or service identifiers. For purposes of this Section 1.38, "SONY and SCE" also includes SONY's and SCE's Subsidiaries.

     1.39 Effective Date. "Effective Date" means the date of signing by the second party to sign this Agreement, provided that if within fifteen (15) days after the first party signs this Agreement, the other party has not signed this Agreement, the first party's signature shall become void unless otherwise agreed in writing.

                                   SECTION 2.

                                    LICENSES

     2.1  Manufacturing and Distribution Rights.

                                                               License Agreement
                                                               January 6, 2003

               (a) Commencing on the Effective Date and subject to the terms and conditions of this Agreement, Rambus hereby grants to SONY a worldwide, nonexclusive, nontransferable license, under the Rambus Intellectual Property Rights, (i) to design, have designed (subject to Section 2.1(c) below), make, have made (i.e., the Compliant Portion thereof, and subject to Section 2.1(b) below), use, import, offer to Sell, and Sell Licensed Rambus ICs (i.e., the Compliant Portion thereof, and subject to Sections 2.1(d) and 2.5 below), alone or incorporated into Rambus Multichip Modules, Rambus Boards, and Rambus Systems, and (ii) to reproduce and modify the Technical Information in connection with the exercise of rights under the preceding clause (i), provided that SONY is granted no right to, and SONY agrees that it shall not, Sell Licensed Rambus ICs or Rambus Multichip Modules to any Semiconductor Company (as defined hereinbelow) for reSale of the Licensed Rambus IC or Rambus Multichip Module by the Semiconductor Company as an integrated circuit or Rambus Multichip Module. For this purpose, a "Semiconductor Company" shall mean any company that designs integrated circuits or sells integrated circuits under its own name, mark, or part number (or a name or mark licensed to it), and its Affiliates, other than any company licensed by Rambus, or properly sublicensed by a Rambus licensee, to manufacture and sell the equivalent applicable type of integrated circuit (i.e., processors or peripherals) Compatible with the Redwood Rambus Interface Specification or Yellowstone Rambus Interface Specification, as applicable. In the event that SONY wishes to Sell Licensed Rambus ICs to a Semiconductor Company for reSale by the Semiconductor Company as a Rambus Multichip Module, and only with substantial value added thereto (by Semiconductor Company), then upon request of SONY, Rambus agrees to discuss in good faith, on a case by case basis, the possible extension of the license granted to SONY hereunder to include such Sales of that Rambus Multichip Module to that Semiconductor Company.

               (b) SONY shall have the right to subcontract manufacturing of all or part of Licensed Rambus ICs provided that (i) subcontractors receive only mask sets, data bases and any documents and data necessary to manufacture and/or test integrated circuits, (ii) each subcontractor agrees in writing not to use any Rambus Interface Technology received from SONY for any purpose other than such subcontract manufacturing for SONY, and (iii) SONY shall be responsible for any misuse of any Rambus Interface Technology by its subcontractors, unless Rambus is a direct party or

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                                                               License Agreement
                                                               January 6, 2003

designated as an intended third party beneficiary to a nondisclosure agreement with the subcontractor, entitled to enforce it against the subcontractor. Nothing herein shall be deemed to grant SONY subcontractors any license under any Rambus Interface Technology except for performing subcontract manufacturing for SONY as provided herein.

               (c) SONY shall have the right to subcontract the design of Licensed Rambus ICs provided that (i) subcontractors receive no Technical Information other than the Redwood RAC GDSII or the Yellowstone RAC GDSII, and the associated timing model(s) for the RAC to core logic interface, (ii) the subcontractor may not modify the Redwood RAC GDSII or the Yellowstone RAC GDSII,
(iii) SONY enters into a nondisclosure agreement with the subcontractor, at least as protective as Section 4 below, (iv) each subcontractor agrees in writing not to use any Rambus Interface Technology for any purpose other than such subcontractor design for SONY, and (v) SONY shall be responsible for any misuse of any Rambus Interface Technology by its subcontractors, unless Rambus is a direct party to a nondisclosure agreement with the subcontractor or is designated as an intended third party beneficiary to the nondisclosure agreement with the subcontractor, entitled to enforce it against the subcontractor. Nothing herein shall be deemed to grant SONY subcontractors any license under any Rambus Interface Technology except for performing subcontract design for SONY as provided herein.

               (d) This license is limited to (i) implementation and use of the Yellowstone Rambus Interface Technology, under the Rambus Intellectual Property Rights required for the implementation or use of the Yellowstone Rambus Interface Technology for the development, manufacture, use and/or Sale of Licensed Rambus ICs Compatible with the Yellowstone Rambus Interface Specification ("Yellowstone Rambus ICs"), in the Compliant portion of Yellowstone Rambus ICs, and only to provide such Compatibility and for no other function or interface protocol, and (ii) implementation and use of the Redwood Rambus Interface Technology, under the Rambus Intellectual Property Rights required for the implementation or use of the Redwood Rambus Interface Technology for the development, manufacture, use and/or Sale of Licensed Rambus ICs Compatible with the Redwood Rambus Interface Specification ("Redwood Rambus ICs"), in the Compliant portion of Redwood Rambus ICs, and only to provide such Compatibility and for no

                                                               License Agreement
                                                               January 6, 2003

other function or interface protocol. Notwithstanding any other provision of this Agreement, no license (express, implied, or otherwise) is granted for the use of any Rambus intellectual property rights with respect to any other portion (i.e., any portion other than the Compliant portion as set forth in the preceding clauses (i) and (ii)), function, or interface protocol of any Licensed Rambus IC or any other integrated circuit, module, board, or system. SONY agrees not to use Rambus Interface Technology except as authorized in this Agreement or in other agreements between Rambus and SONY.

               (e) For the avoidance of doubt, this Agreement does not apply to any interface (other than the Compliant Portion of a Redwood interface and a Yellowstone interface) on a Licensed Rambus IC, including, without limitation, any DDR interface or DDRII interface, provided however, that this Section 2.1(e) shall not be read to imply whether such a license is or is not otherwise needed.

               (f) The license granted to SONY pursuant to this Agreement to make, to have made, and Sell Licensed Rambus ICs, shall not be effective until Rambus has received all amounts payable under Section 3.1 of this Agreement.

     2.2  Sublicense Rights.

               (a) SONY and SCE shall have the right to grant sublicenses of the rights granted in Section 2.1 above only to Subsidiaries of SONY or SCE, respectively, provided that (i) SONY and SCE shall cause each respective Subsidiary to agree to be bound by the terms and conditions of this Agreement, excluding the provisions of this paragraph, and (ii) such sublicense will terminate upon termination of this Agreement for any reason, or upon the company's ceasing to be a SONY Subsidiary, whichever occurs first. The terms and conditions of this Agreement shall apply to SCE as though "SCE" were substituted for "SONY" in this Agreement. SONY shall itself pay royalties accrued by sublicensed Subsidiaries other than SCE and its Subsidiaries; SCE shall pay its own accrued royalties based on Sales by SCE and its Subsidiaries. SONY and SCE shall be responsible for the performance by each respective Subsidiary of all obligations contained herein. For the avoidance of doubt, SONY Corporation is not responsible for the performance by SCE and its Subsidiaries, which is the sole responsibility of SCE.

                                                               License Agreement
                                                               January 6, 2003

               (b) On written notice to Rambus, SCE shall be entitled to sublicense to [*] the license to SCE in this Section 2, provided that such right to sublicense shall be conditioned on SCE's entering into a written sublicense agreement with [*] in exactly the form attached hereto as Exhibit H (the "Sublicense Agreement"). SCE shall provide to Rambus any such proposed Sublicense Agreement for Rambus' prior written approval before entering into that agreement. SCE (and SONY)shall not modify, amend, or rescind the Sublicense Agreement without Rambus' prior written approval in each case, and in each case only pursuant to a written document signed by SCE and [*] and approved by Rambus. For the avoidance of doubt, [*] and SCE (and SONY) may not modify, amend, or rescind the Sublicense Agreement without the prior written approval of Rambus of the exact text of the modification, amendment or rescission. SCE shall pay to Rambus, in accordance with the terms and conditions of the Sublicense Agreement, all royalties accrued by [*] under the Sublicense Agreement for Sales by [*] to SCE and its Subsidiaries. SCE may disclose Rambus Confidential Information to [*] as necessary to implement the Sublicense Agreement, provided that all such information is designated "Rambus Confidential." SCE shall use its best efforts to ensure [*]'s full compliance with the Sublicense Agreement. Further, within sixty (60) days after notice from Rambus that [*] is in material breach of [*]'s obligations under the Sublicense Agreement, SCE shall so notify [*] in writing immediately and shall terminate the Sublicense Agreement unless [*] cures the breach as set forth in the Sublicense Agreement. If [*] fails to cure the breach and SCE fails to terminate this Sublicense Agreement within this sixty (60) day period, then, as Rambus' sole remedy against SCE and SONY for such failure, (i) SCE shall indemnify and hold Rambus harmless from all liability, damages, and losses incurred by Rambus as a result of [*] breach, and, (ii) upon written notice to SCE from Rambus, SCE's right to sublicense [*] shall terminate. Rambus agrees to offer to enter into a license agreement (A) with [*] to the extent required pursuant to Section 2.10 of the Sublicense Agreement, and (B) with Potential Licensees to the extent required pursuant to
Section 10.2 of Sublicense Agreement. Except as set forth in this Section 2.2(b), SCE and SONY shall not have any responsibility or liability of any kind to Rambus with respect to [*] performance or non-performance of the Sublicense Agreement.

                                                               License Agreement
                                                               January 6, 2003

     2.3 Proprietary Markings. To the extent that SONY generally marks its own packaging or documentation with its own patent numbers covering the goods it manufactures, SONY shall likewise mark the packaging or documentation of each Licensed Rambus IC and Rambus Multichip Module manufactured by or for SONY with the Rambus patent numbers which Rambus notifies SONY in writing to apply to such Licensed Rambus IC and Rambus Multichip Module.

     2.4  Trademarks.

               (a) SONY shall mark all catalogues, brochures and other marketing material used for Licensed Rambus ICs and Rambus Multichip Modules with the marking set forth in Exhibit C, as amended by Rambus from time to time ("Trademarks"). All representations of Rambus' Trademarks that SONY uses shall first be submitted to Rambus for approval of design, color and other details or shall be exact duplicates of those used by Rambus.

               (b) SONY shall be entitled, at its option, to mark each Licensed Rambus IC semiconductor package with the Trademarks.

               (c) Any use of the Trademarks by SONY shall be in accordance with the instructions from Rambus. SONY agrees that Rambus may from time to time revise these instructions for the purpose of protecting the standards of performance established for Rambus' goods and services sold under the Trademarks. At Rambus' request from time to time, SONY will provide to Rambus, at no charge, a reasonable number of samples of any of SONY's Licensed Rambus ICs that bear the Trademarks to enable Rambus to ensure that such Licensed Rambus ICs are of appropriate quality. SONY will promptly remedy any failure of its Licensed Rambus ICs bearing any Trademarks to meet the reasonable quality standards established by Rambus for goods bearing the Trademarks.

               (d) SONY shall be entitled to Sell Licensed Rambus ICs and/or Rambus Multichip Modules to any third party ("Customer") with the Customer's name, mark, and/or part number on the Licensed Rambus IC and/or Rambus Multichip Module ("Customer Marked Products") if, and only if, all of the Customer's reSales of such Customer Marked Products are only as incorporated into that Customer's Rambus Boards and/or that Customer's Rambus Systems. For the avoidance of doubt, the license to SONY does not include, and SONY agrees that it shall not, Sell Customer

                                                               License Agreement
                                                               January 6, 2003

Marked Products for reSale of any Customer Marked Products as integrated circuits or as Rambus Multichip Modules.

     2.5  Limitations.

               (a) No license or other right is granted, by implication, estoppel or otherwise, to SONY or any third party, under any patents, confidential information or other intellectual property rights now or hereafter owned or controlled by Rambus except for the licenses and rights expressly granted in this Agreement. SONY and its Subsidiaries shall not utilize the Redwood Rambus Interface Technology or the Yellowstone Rambus Interface Technology except as expressly licensed to SONY under this Agreement. In addition, SONY is granted no right pursuant to this Agreement to manufacture or distribute or authorize its customers to use or distribute integrated circuits which incorporate all or part of any Rambus Interface Technology other than Licensed Rambus ICs (i.e., the Compliant Portion thereof, and subject to Sections 2.1(d) and this 2.5), even if such integrated circuits are incorporated in Rambus Multichip Modules, Rambus Boards, or Rambus Systems. Nothing contained in this Agreement shall be construed as:

                    (i) a warranty or representation by Rambus as to the validity, enforceability, and/or scope of any Rambus Intellectual Property Right;

                    (ii) imposing upon Rambus any obligation to institute any suit or action for infringement of any Rambus Intellectual Property Right, or to defend any suit or action brought by a third party which challenges or concerns the validity, enforceability, or scope of any Rambus Intellectual Property Right;

                    (iii) imposing on Rambus any obligation to file any patent application or other intellectual property right application or registration or to secure or maintain in force any patent or other Rambus Intellectual Property Right; or

                    (iv) a warranty or representation by Rambus as to the performance, operation or maintenance of any product of SONY manufactured, used or sold pursuant to this Agreement.

               (b) It is understood and agreed that no license to SONY or any third party is granted pursuant to this Agreement or implied:

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                                                               License Agreement
                                                               January 6, 2003

                    (i) with respect to the combination of a Licensed Rambus IC with another item (unless the other item is an integrated circuit which is Compatible with the Redwood Rambus Interface Specification or Yellowstone Rambus Interface Specification, as applicable to that Licensed Rambus IC, and is manufactured and Sold pursuant to a license from Rambus (or pursuant to an authorized sublicense from a Rambus licensee) (a "Compatible Licensed Chip"), and only as set forth hereinbelow), or

                    (ii) in any case, with respect to any item with which a Licensed Rambus IC may be combined.

No license is granted pursuant to this Agreement, nor may any license be implied, with respect to the combination (except as set forth hereinabove with respect to Compatible Licensed Chips) or the other item, but the Licensed Rambus IC itself (i.e., the Compliant Portion thereof, and subject to Sections 2.1(d) and this 2.5) is licensed as set forth in this Agreement. Further, with respect to the combination of a Licensed Rambus IC with a Compatible Licensed Chip, the licenses granted herein extend only to the connection between the Compliant Portion of the Licensed Rambus IC and that portion of the Compatible Licensed Chip. Thus, for example, SONY is not prohibited from Selling Licensed Rambus ICs incorporated into Rambus Multichip Modules, Rambus Boards, or Rambus Systems, but the license granted to SONY under this Agreement applies only to Compliant Portion of the Licensed Rambus IC (as set forth in Section 2.1(d) above and the remainder of this Agreement), or its combination with the Compliant Portion of a Compatible Licensed Chip, but not to any other integrated circuit or combination. In the event that an unlicensed such combination is the result of any act and/or event of a third party (i.e., not the result of any act and/or event of SONY or a Subsidiary of SONY), Rambus agrees not to assert any claim against SONY or its Subsidiary for infringement relating to such third party combination, but expressly reserves all rights against all third parties. The foregoing agreement not to assert any claim is personal and limited to SONY and its Subsidiaries.

     2.6 SONY Patents. SONY hereby grants to Rambus a worldwide, royalty-free, fully paid, nonexclusive license under SONY Patents to make, have made, use, import, offer to sell, and sell or otherwise transfer Applicable Licensed Products Under SONY Patents, provided that this license

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                                                               License Agreement
                                                               January 6, 2003

shall be limited to implementation or use of Rambus Interface Technology for the interface between a logic chip and a memory chip (i.e., the interface portion on, as well as between, such chips). Rambus shall have the right to sublicense its rights under the SONY Patents to any or all of the other licensees of any Rambus Interface Technology for the interface between a logic chip and a memory chip (i.e., the interface portion on, as well as between, such chips) to the extent such licensee has provided similar rights to Rambus with a right to sublicense to SONY, provided that such sublicensed rights will be limited to implementation or use of Rambus Interface Technology for such interface between a logic chip and a memory chip. Nothing contained in this Section shall be construed as imposing upon SONY any obligation to institute any suit or action for infringement of any SONY Patents and/or SONY Improvement, or to defend any suit or action brought by a third party which challenges or concerns the validity, enforceability, or scope of any SONY intellectual property right.

     In further explanation of the second sentence of this Section, SONY shall have rights (under this Agreement) under patents of those Rambus licensees who have granted patent sublicense rights to Rambus to the same extent SONY has provided such rights under SONY Patents to Rambus hereunder, provided that SONY's rights hereunder shall be limited to implementation and use as part of Rambus Interface Technology as licensed to SONY by Rambus and no sublicense is granted for use of such rights with respect to (i) semiconductor manufacturing technology, and (ii) any other portion of any integrated circuit including, without limitation, the core of a memory integrated circuit (that portion of a memory integrated circuit other than the interfaces as detailed in Exhibit A-2 hereto).

     2.7 Disclaimer. THE RAMBUS INTERFACE TECHNOLOGY, ANY DELIVERABLES, ANY TECHNICAL INFORMATION AND ANY CONFIDENTIAL INFORMATION PROVIDED BY RAMBUS TO SONY ARE PROVIDED AND LICENSED "AS IS" WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE LICENSE GRANTED BY SONY IN SECTION 2.6 ABOVE IS GRANTED "AS IS" WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED,

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                                                               License Agreement
                                                               January 6, 2003

STATUTORY, OR OTHERWISE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     2.8 Certain Obligations. SCE shall, pursuant to the Development Agreement, incorporate the Redwood Rambus Interface Technology and Yellowstone Rambus Interface Technology into the first processor developed pursuant to the [*] Agreement for use in [*] Product, such that this processor is Compatible with the Redwood Rambus Interface Specification and is Compatible with the Yellowstone Rambus Interface Specification. SCE will use its continuous diligent efforts to manufacture (or have manufactured), and Sell and ship, or purchase, [*] and [*] for use, with DRAM integrated circuits Compatible with the Yellowstone Rambus Interface Specification, in [*] Product, until at least three
(3) years after first shipment of an engineering sample of the first [*]. Rambus' exclusive remedy under this Agreement for SCE's breach of this section shall be termination of this Agreement under Section 7.2(a) below.

     2.9  Patent License Registration.

               (a) SONY shall have the right, during the term of each applicable Rambus patent licensed to SONY under Section 2.1 herein ("Licensed Patents"), to register such license to the applicable authorities (such as the Patent and Trademark Office) of the country where such Licensed Patent is issued, but only if registration is reasonably desirable, by outside local counsel's opinion retained by SONY, for securing the license granted to SONY hereunder against the successors, assignees or other licensees of such Licensed Patent. At SONY's request, Rambus shall provide necessary assistance to SONY, at SONY's expense, to effect such registration.

               (b) For the purpose of such registration of SONY's non-exclusive license under Licensed Patents to the Japanese Patent Office, Rambus represents and warrants that, as of the date of Rambus' execution of this Agreement, Exhibit F is the exclusive list of the Japanese patents and publicly available Japanese patent applications owned by Rambus which are the subject of Rambus Intellectual Property Rights licensed to SONY hereunder. Rambus shall, approximately every six (6) months, update the list in Exhibit F and so notify SONY so that the above representation and warranty will be satisfied as of the date of such notice. Unless and until Rambus transfers or assigns a Licensed Patent to a third party, however, Rambus' exclusive liability and obligation, and SONY's

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                                                               License Agreement
                                                               January 6, 2003

sole remedy, arising out of this representation, warranty, and update obligation shall be to correct Exhibit F. At the request of SONY, Rambus shall execute necessary documents supplied by SONY (together with English translations thereof) for SONY to register in Japan the non-exclusive license granted to SONY under this Agreement, in accordance with the then most updated Exhibit F.

     2.10 Delivery of Technology. Within thirty (30) days after the Effective Date, Rambus shall provide to SCE the Redwood Rambus Interface Technology and Yellowstone Rambus Interface Technology specified in Exhibit G hereto.

     2.11 Covenant Not To Sue.

               (a) On its own behalf, and on behalf of its Subsidiaries, SONY covenants and agrees that neither SONY nor its Subsidiaries will sue Rambus or its Subsidiaries for:

                    (i) inducing infringement of and/or contributorily infringing, or similar acts with respect to, one or more claims of any Applicable Patents where such infringement results from the development, delivery, license, use, or implementation of Redwood Rambus Interface Technology (including improvements and successors) or Yellowstone Rambus Interface Technology (including improvements and successors) by Rambus or its Subsidiaries, or any Rambus licensee or other third party, but, for clarity, not including the manufacture or Sale of integrated circuits by Rambus or its Subsidiaries; and/or

                    (ii) directly infringing or misappropriating any Applicable Other IP Rights, where such infringement or misappropriation results from the development, delivery, license, use, implementation, or other exploitation Redwood Rambus Interface Technology (including improvements and successors) or Yellowstone Rambus Interface Technology (including improvements and successors) by Rambus, its Subsidiaries, or any Rambus licensee or other third party, but, for clarity, not including the manufacture or Sale of integrated circuits by Rambus or its Subsidiaries.

               (b) SONY, on behalf of itself and its Subsidiaries, represents and warrants that any sale of, assignment of or other transfer of rights which would enable a third party to enforce any Applicable Patent (or portion thereof) or any Applicable Other IP Right (or portion thereof) shall be effected subject to Rambus' rights under this Section 2.11.

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                                                               License Agreement
                                                               January 6, 2003

               (c) Nothing in this Section 2.11 shall affect SONY's or its Subsidiaries' rights against any person or entity other than Rambus or its Subsidiaries.

                                   SECTION 3.

                           LICENSE FEES AND ROYALTIES

     3.1 License Fee. Within thirty (30) days after the Effective Date, SCE shall pay to Rambus by electronic transfer a nonrefundable Redwood Rambus Interface Technology/ Yellowstone Rambus Interface Technology license fee of [*] dollars (U.S. $[*]). This license fee shall not be recoupable against any royalty or other payment owed by SCE or SONY.

     3.2 Royalties.

               (a) Royalty Rate.

                    (i) (A) Except as set forth in Section 3.2(a)(i)(B) below, the following royalty shall apply to Sales of [*] Processor Chips: Upon each Sale by SONY or its Subsidiaries (except for SCE, which shall itself pay royalties as set forth herein with respect to SCE and its Subsidiaries' Sales) of [*] Processor Chips other than to Rambus and/or its Subsidiaries, for the Compliant Portion thereof SONY shall pay to Rambus, by electronic transfer, the following royalty:

                       Total [*] Processor Chip Units Sold      Royalty Per [*] Processor Chip
        --------------------------------------------------      ------------------------------
        First [*] units (as set forth below)                                US $[*]

        All additional units (as set forth below)                           US $[*]

provided that SONY's and SCE's [*] Processor Chip Sales volume will be aggregated with Toshiba's and, if applicable, SCE's sublicensee's, Sales volume of equivalent integrated circuits Sold pursuant to a Yellowstone Rambus Interface Technology or Redwood Rambus Interface Technology license from Rambus, as determined by Rambus using SONY's, SCE's, Toshiba's, and, if applicable, SCE's sublicensee's, royalty reports, such that this royalty will reduce from $[*] per unit to $[*] per unit for Sales in the first calendar quarter after the calendar quarter in which such companies' aggregate such Sales volume reaches [*] units. For the avoidance of doubt, it is understood and agreed that only one such [*] or [*] (as applicable) royalty as provided hereunder is

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                                                               License Agreement
                                                               January 6, 2003

payable (under this Agreement, the Toshiba License Agreement, and any sublicense properly granted by SCE under this Agreement) by SONY, SCE's sublicensee, SCE, or Toshiba, as applicable, for the Compliant Portion(s) of each [*] Processor Chip unit and that no additional royalty is due or payable by SONY under this Agreement for the use of the Compliant Portion(s) of such [*] Processor Chip unit to implement the Redwood interface and/or the Yellowstone interface.

                         (B) If by [*] SCE has not yet [*] Product [*], then for
Sales during each calendar quarter commencing with the second calendar quarter of [*] and until the calendar quarter immediately following the calendar quarter in which [*] Product [*], then, in lieu of the [*] which was granted in expectation of [*] Product, the following royalty shall apply to Sales of [*] Processor Chips: Upon each Sale by SONY or its Subsidiaries (except for SCE, which shall itself pay royalties as set forth herein with respect to SCE and its Subsidiaries' Sales) of [*] Processor Chips other than to Rambus and/or its Subsidiaries, for the Compliant Portion thereof SONY shall pay to Rambus, by electronic transfer, (I) for Sales of [*] Processor Chips Compatible with the Redwood Rambus Interface Specification, a royalty equal to [*] percent ([*]%) of Net Sales, and (II) for Sales of [*] Processor Chips Compatible with the Yellowstone Rambus Interface Specification, a royalty equal to [*] percent ([*]%) of Net Sales. For the avoidance of doubt, it is understood and agreed that only one such [*]% or [*]% royalty (as applicable) as provided hereunder is payable (under this Agreement, the Toshiba License Agreement, and any sublicense properly granted by SCE under this Agreement) by SONY, SCE, SCE's sublicensee, or Toshiba, as applicable, for the Compliant Portion(s) of each [*] Processor Chip unit and that no additional royalty is due or payable by SONY under this Agreement for the use of the Compliant Portion(s) of such [*] Processor Chip unit to implement the Redwood interface and/or the Yellowstone interface.

                    (ii) Upon each Sale by SONY or its Subsidiaries (except for SCE, which shall itself pay royalties as set forth herein with respect to SCE and its Subsidiaries' Sales) of Memory Hubs, for the Compliant Portion thereof SONY shall pay to Rambus, by electronic transfer, a royalty equal to [*] percent ([*]%) of Net Sales, provided that for each Memory Hub unit such royalty under this Agreement shall be no less than [*] (U.S.$ [*]) ("Floor"), and no more than [*]

                                                               License Agreement
                                                               January 6, 2003

(U.S.$ [*]) ("Ceiling"). For the avoidance of doubt, it is understood and agreed that only one such [*]% royalty (subject to the above Floor and Ceiling) as provided hereunder is payable (under this Agreement, the Toshiba License Agreement, and any sublicense properly granted by SCE under this Agreement) by SONY, SCE, SCE's sublicensee, or Toshiba, as applicable, for the Compliant Portion(s) of each Memory Hub unit and that no additional royalty is due or payable by SONY under this Agreement for the use of the Compliant Portion(s) of such Memory Hub unit to implement the Redwood interface and/or the Yellowstone interface.

                    (iii) Notwithstanding any other provision of this Agreement, at any time, for Sales of Licensed Rambus ICs that include more than one interface, technology, or rights otherwise licensed to SONY or SCE by Rambus under this Agreement and any then existing other agreement(s) between SONY or SCE and Rambus, the royalty payable to Rambus by SONY and SCE for such Licensed Rambus ICs shall be the highest royalty payable under this Agreement and any such other agreements, but shall not be the sum of all such applicable royalties, provided that the royalty under this Agreement for a Memory Hub that is also a Yellowstone Rambus Peripheral shall be the royalty specified in
Section 3.2(a)(ii) above (and, if subject to Section 3.2(a)(i)(B) above, not [*]% of Net Sales, nor [*]% of Net Sales plus the royalty specified in Section 3.2(a)(ii) above).

     Sections 3.2(b), 3.2(c) and 3.2(d) below shall apply only to Memory Hubs, and to [*] Processor Chips, if any, subject to Section 3.2(a)(i)(B) above.

               (b) Modules, Boards, and Systems. During each quarter "Net Sales" for each Licensed Rambus IC incorporated into an Rambus Multichip Module, Rambus Board, or Rambus System by or for SONY shall be calculated based on the average gross selling price earned by SONY during such quarter on Sales of that Licensed Rambus IC as components to unaffiliated customers in arms length sales. If there are no such Sales, then the parties shall use such average gross selling price of Compatible (with the Redwood Rambus Interface Specification or Yellowstone Rambus Interface Specification, as applicable) integrated circuits with similar functionality as shown in the Rambus royalty report for the most recent preceding quarter in which there were such Sales. If there are no such similar Sales of Compatible integrated circuits, then as a condition of SONY's continued Sales of such Licensed Rambus ICs, the parties shall negotiate an appropriate royalty base

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                                                               License Agreement
                                                               January 6, 2003

for those Licensed Rambus ICs. Such royalties shall be due upon the internal transfer of the Licensed Rambus IC for such incorporation.

               (c) Nonmarket Disposition. In the event that Licensed Rambus ICs are Sold in circumstances in which the selling price is established on other than an arms length basis, "Net Sales" for each such Licensed Rambus IC shall be calculated based on the volume of such Licensed Rambus IC multiplied by the average gross selling price earned by SONY during such quarter on Sales of that Licensed Rambus IC to unaffiliated customers in arms length Sales. If there are no such Sales, then the parties shall use such average gross selling price of Compatible (with the Redwood Rambus Interface Specification or Yellowstone Rambus Interface Specification, as applicable) integrated circuits with similar functionality as shown in the Rambus royalty report for the most recent preceding quarter in which there were such Sales. If there are no such similar Sales of Compatible integrated circuits, then as a condition of SONY's continued Sales of such Licensed Rambus ICs, the parties shall negotiate an appropriate royalty base for those Licensed Rambus ICs.

               (d) Finished Products. SONY understands and agrees that royalties are to be paid hereunder for, and the royalty rates specified herein are based upon, Net Sales of Licensed Rambus ICs in finished product form. If SONY Sells Licensed Rambus ICs in unfinished form (e.g., as processed wafers, unpackaged products, or otherwise requiring additional work), then "Net Sales" for each such Licensed Rambus IC shall be calculated based on the volume of such Licensed Rambus IC multiplied by the average gross selling price earned by SONY during such quarter on Sales of that Licensed Rambus IC, in finished product form, to unaffiliated customers in arms length Sales. If there are no such Sales, then the parties shall use the average gross selling price of finished Compatible (with the Redwood Rambus Interface Specification or Yellowstone Rambus Interface Specification, as applicable) integrated circuits with similar functionality as shown in the Rambus royalty report for the most recent preceding quarter in which there were such Sales. If there are no such similar Sales of Compatible integrated circuits, then as a condition of SONY's continued Sales of such Licensed Rambus ICs, the parties shall negotiate an appropriate royalty base for those Licensed Rambus ICs.

     3.3  Payments and Accounting.

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                                                               License Agreement
                                                               January 6, 2003

               (a) Records and Audits. With respect to the royalties set forth herein, SONY shall keep complete and accurate records as necessary to support the information required by the statement referenced in Section 3.3(b) below. These records shall be retained for a period of at least three (3) years from the date of payment, notwithstanding the expiration or other termination of this Agreement. Rambus shall be entitled to have a recognized independent accounting firm (subject to SONY's prior written approval, which shall not be unreasonably withheld or delayed, provided that each of the "Big Four" accounting firms (and their successors) shall be deemed approved) examine and audit, not more than once in any calendar year except as set forth below, and during normal business hours, all such records and such other records and accounts as may contain, under recognized accounting practices, information bearing upon the amount of royalties payable to Rambus under this Agreement, provided that (i) such audit shall be conducted following reasonable prior written notice (at least forty-five (45) business days in advance), and (ii) such accounting firm shall not be hired on a contingent fee basis and shall have confidentiality agreements in place sufficient to protect SONY's Confidential Information. Prompt adjustment shall be made by SONY to compensate for any errors and/or omissions disclosed by such examination or audit which result in an underpayment of royalties hereunder, together with interest thereon from the date the payment was due at the annual rate of the then current prime rate plus two percent (2%) (or, if less, the maximum allowed by applicable law). Should the amount of any such error and/or omission exceed five percent (5%) of the total royalties due for the period under audit, then upon request by Rambus, SONY shall pay for the cost of the audit. Otherwise, Rambus is solely responsible for the costs of any audit. In the event an examination or audit reveals such an error/omission, of greater than five percent (5%) of the total royalties due for the period under audit, then Rambus shall be entitled to one additional audit, pursuant to the terms of this provision, during that same calendar year. In the event an audit reveals an overpayment by SONY, then said amount shall be credited against the next royalty payment to be made by SONY. Rambus shall provide SONY with a copy of any report prepared by the accounting firm within five (5) days of receipt of the same.

               (b) Reports and Payment Terms. (i) Within sixty (60) days after the end of each calendar quarter, SONY shall furnish to Rambus a statement, in the form attached as Exhibit D

                                      -25-

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                                                               License Agreement
                                                               January 6, 2003

hereto, showing Sales and the number of units Sold for each product subject to royalties which were Sold during such quarter, and the amount of royalty payable thereon. If no products subject to royalty have been Sold, that fact shall be shown on such statement. Also, within such sixty (60) day period SONY shall pay to Rambus by electronic transfer to the bank account specified in Section 9.8 or otherwise designated by Rambus in writing the royalties payable hereunder for such quarter. All royalty and other payments to Rambus hereunder shall be in United States dollars. Royalties based on Sales in other currencies shall be converted to United States dollars according to the exchange rate published by the Bank of Tokyo Mitsubishi prevailing on the date of payment.

                    (ii) In addition, SONY shall designate an appropriate SONY contact person, to whom Rambus shall have reasonable access, on a quarterly basis, to discuss SONY's expected Licensed Rambus IC Sales for each of the following four (4) quarters. Any such information provided to Rambus shall be nonbinding, shall be SONY Confidential Information, and shall be used by Rambus only for its internal use.

     3.4 Withholding Taxes. In the event the Japanese government imposes any withholding tax upon any payment due to Rambus hereunder, such tax shall be borne by Rambus. SONY agrees to assist Rambus in any intervention necessary to exempt payments such as development fees from tax, and SONY agrees to make all necessary filings, and take such other actions, as are necessary to minimize the tax rate. SONY shall withhold the amount of any such taxes levied on such payments by the Japanese government, shall promptly effect payment of the taxes so withheld to the Japanese tax office, and promptly send to Rambus the official certificate of such payment to enable Rambus to support a claim for a foreign tax credit with respect to any such taxes so withheld and paid against income taxes which may be levied by the United States government. SONY shall promptly provide Rambus with copies of tax receipts showing that any such required payments have been made.

                                   SECTION 4.

                            CONFIDENTIAL INFORMATION

     4.1 Confidential Information. The term "Confidential Information" shall mean any information disclosed by one party to the other, pursuant to this Agreement or otherwise, which is in

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                                                               License Agreement
                                                               January 6, 2003

written, graphic, machine readable or other tangible form and is marked "Confidential", "Proprietary" or in some other manner to indicate its confidential nature. Confidential Information may also include oral information disclosed by one party to the other provided that such information is designated as confidential at the time of disclosure and reduced to a written summary by the disclosing party, within thirty (30) days after its oral disclosure, which is marked in a manner to indicate its confidential nature and delivered to the receiving party. In addition:

                    (i) SONY acknowledges that it may receive, from SCE, Toshiba or [*], Rambus information similarly identified as confidential to Rambus, and SONY agrees to treat all such information as Rambus Confidential Information in compliance with this Section 4.

                    (ii) SCE acknowledges that it may receive, from SONY, Toshiba or [*], Rambus information similarly identified as confidential to Rambus, and SCE agrees to treat all such information as Rambus Confidential Information in compliance with this Section 4.

                    (iii) SCE acknowledges that it may receive, from Rambus or from SONY, Toshiba information similarly identified as confidential to Toshiba, and SCE agrees to treat all such information as Toshiba confidential information in compliance with the [*] Agreement.

                    (iv) SONY acknowledges that it may receive, from Rambus or from SCE, Toshiba information similarly identified as confidential to Toshiba, and SONY agrees to treat all such information as Toshiba confidential information in compliance with this Section 4.

                    (v) SCE acknowledges that it may receive, from Rambus or from SONY, [*] information similarly identified as confidential to [*], and SCE agrees to treat all such information as [*] confidential information in compliance with the [*] Agreement.

                    (vi) SONY acknowledges that it may receive, from Rambus or from SCE, [*] information similarly identified as confidential to [*], and SONY agrees to treat all such information as [*] confidential information in compliance with this Section 4.

                    (vii) Rambus acknowledges that it may receive, from SCE, Toshiba or [*], SONY information similarly identified as confidential to SONY, and Rambus agrees to treat all such information as SONY Confidential Information in compliance with this Section 4.

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                                                               License Agreement
                                                               January 6, 2003

                    (viii) Rambus acknowledges that it may receive, from SONY, Toshiba or [*], SCE information similarly identified as confidential to SCE, and Rambus agrees to treat all such information as SCE Confidential Information in compliance with this Section 4.

                    (ix) Rambus acknowledges that it may receive, from SONY or from SCE, Toshiba information similarly identified as confidential to Toshiba, and Rambus agrees to treat all such information as Toshiba confidential information in compliance with the Toshiba License Agreement.

                    (x) Rambus acknowledges that it may receive, from SONY or from SCE, [*] information similarly identified as confidential to [*], and Rambus agrees to treat all such information as [*] confidential information in compliance with the November 18, 2002 "CONFIDENTIAL NONDISCLOSURE AGREEMENT" between Rambus and [*].

     4.2 Confidentiality. Each party shall treat as confidential all Confidential Information of the other parties, shall not use such Confidential Information except as expressly set forth herein or otherwise authorized in writing, shall disclose Confidential Information only to those of its employees with a need to know for the purposes of this Agreement, shall implement reasonable procedures to prohibit the disclosure, unauthorized duplication, misuse or removal of the other parties' Confidential Information and shall not disclose such Confidential Information to any third party except to its properly sublicensed sublicensees, or to Toshiba or [*] in connection with the [*] Agreement or the Development Agreement, in each case only for the purposes of this Agreement. Without limiting the foregoing, each of the parties shall use at least the same procedures and degree of care which it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other party under this Agreement, but in no event less than reasonable care. Each party's obligations pursuant to this section with respect to any particular Confidential Information shall expire five (5) years after the first commercial availability of a production version of the Broadband Engine ("BE FCA"), except for Rambus' layout databases and schematics for Redwood Rambus Interface Technology and Yellowstone Rambus Interface Technology and for SONY's and SCE's process information, design rules, spice models, design guidelines, DRC, LVS rule files, and layout databases and schematics for

                                      -28-

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                                                               License Agreement
                                                               January 6, 2003

Licensed Rambus ICs (i.e., that portion of such layout databases and schematics owned by SONY or SCE and excluding that portion provided by Rambus), which shall be kept in confidence until ten (10) years after such BE FCA. SONY or SCE will provide to Rambus prompt written notice of such BE FCA.

     4.3 Exceptions. Notwithstanding the above, neither party shall have liability to the other with regard to any Confidential Information of the other which:

                    (i) was generally known and available at the time it was disclosed or becomes generally known and available through no fault of the receiver;

                    (ii) was known to the receiver, without restriction, at the time of disclosure as shown by the files of the receiver in existence at the time of disclosure;

                    (iii) is disclosed with the prior written approval of the discloser;

                    (iv) was independently developed by the receiver without any use of the Confidential Information and by employees or other agents of the receiver who have not been exposed to the Confidential Information, provided that the receiver can demonstrate such independent development by documented evidence prepared contemporaneously with such independent development;

                    (v) becomes known to the receiver, without restriction, from a source other than the discloser without breach of this Agreement by the receiver and otherwise not in violation of the discloser's rights; or

                    (vi) is inherently disclosed in the use, lease, sale or other distribution of any available product by the receiving party or any of its Subsidiaries.
In addition, each party shall be entitled to disclose the other party's Confidential Information to the extent such disclosure is requested by the order or requirement of a court, administrative agency, or other governmental body; provided, that the party required to make the disclosure shall provide prompt, advance notice thereof to the disclosing party to enable the disclosing party to seek a protective order or otherwise prevent such disclosure. Further, with the prior written consent of the disclosing party, which shall not be unreasonably withheld, each party shall have the right at any time to disclose portions of the disclosing party's Confidential Information to its customers and

                                      -29-

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                                                               License Agreement
                                                               January 6, 2003

distributors on a need-to-know basis only to the extent deemed necessary by such party to market and sell products to such customers and distributors, it being understood that any such consent by the disclosing party may be limited to such disclosure under a confidentiality agreement.

     4.4 Additional Responsibilities. Prior to disclosure of any Confidential Information to each party's Subsidiaries, employees, agents and consultants, such party must have an appropriate agreement with any such entity or person sufficient to require the entity or person to treat Confidential Information of the other party in accordance with this Agreement.

     4.5 Residuals. Notwithstanding anything else in this Agreement, however, each party's employees shall be entitled to use, without restriction (subject to the above nondisclosure obligations, but not subject to the above use restriction) or royalty and for any purpose, the other parties' Confidential Information retained in such employees' unaided memory as a result of rightful access to another party's Confidential Information pursuant to this Agreement, subject only to the other parties' patents, copyrights, or mask work rights. An employee's memory will be considered to be unaided if the employee has not intentionally memorized the Confidential Information for the purposes of retaining it and subsequently using or disclosing it. Nothing in this Agreement will restrict any party's right to assign or reassign its employees, including without limitation those who have had access to the other parties' Confidential Information, to any project in its discretion.

     4.6 Subsidiaries. "SONY", "Toshiba," "SCE" or "[*]" in Section 4.1 and 4.2 above shall include such company's Subsidiaries properly licensed under such company's license agreement with Rambus (or, as to [*], under its sublicense agreement with SCE) for the applicable Rambus Interface Technology.

                                   SECTION 5.

               INTELLECTUAL PROPERTY OWNERSHIP AND INDEMNIFICATION

     5.1 Ownership. Subject to the licenses granted to SONY herein, Rambus shall own all right, title and interest in the Redwood Rambus Interface Technology and Yellowstone Rambus Interface Technology and all upgrades, enhancements and improvements thereto made by Rambus. Subject to Rambus' right to such underlying Rambus Interface Technology and all upgrades, enhancements and

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                                                               License Agreement
                                                               January 6, 2003

improvements thereto made by Rambus, SONY shall own all right, title and interest in SONY Improvements and all other technical information which are provided by SONY to Rambus hereunder. The parties acknowledge and agree that (i) there have been no joint developments with Rambus or joint inventions with Rambus (collectively, "Joint Developments") prior to the date of this Agreement, and (ii) the parties do not anticipate any Joint Developments pursuant to this Agreement, and there shall be no such Joint Developments unless so agreed in writing by the parties.

     5.2 Rambus Indemnification Disclaimer. Rambus disclaims and shall have no obligation of defense, contribution, or indemnity with respect to any actual or alleged intellectual property infringement with respect to any Rambus Interface Technology, Rambus Interface Specification, or arising out of this Agreement. Rambus shall have no liability arising out of any such actual or alleged intellectual property infringement. SONY, however, shall promptly notify Rambus, in writing, of each such infringement claim of which SONY becomes aware, and SONY shall cooperate with Rambus if Rambus desires to intervene in any such infringement action against SONY.

     5.3 SONY Indemnification Disclaimer. SONY disclaims and shall have no obligation of defense, contribution, or indemnity with respect to any actual or alleged intellectual property infringement with respect to any SONY Improvements, or arising out of this Agreement. SONY shall have no liability arising out of any such actual or alleged intellectual property infringement.

                                   SECTION 6.

                             LIMITATION OF LIABILITY

     IN NO EVENT WILL RAMBUS' LIABILITY ARISING OUT OF THIS AGREEMENT (EXCEPT FOR BREACHES OF SECTION 4) EXCEED THE FEES AND ROYALTIES RECEIVED BY RAMBUS HEREUNDER. EXCEPT FOR INFRINGEMENT OF THE OTHER PARTY'S INTELLECTUAL PROPERTY RIGHTS, BREACHES BY SONY OF SECTION 2 HEREOF, OR BREACHES OF SECTION 4 HEREOF, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, OR INCIDENTAL DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR

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                                                               License Agreement
                                                               January 6, 2003

NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES,
ARISING IN ANY WAY OUT OF THIS AGREEMENT OR THE DESIGNS, TECHNOLOGY OR PRODUCTS LICENSED OR OTHERWISE PROVIDED PURSUANT TO THIS AGREEMENT.

                                   SECTION 7.

                              TERM AND TERMINATION

     7.1 Term. The term of this Agreement shall commence as of the Effective Date and, unless and until terminated hereunder, shall continue until the expiration of the last to expire Rambus patent within the Rambus Intellectual Property Rights.

     7.2  Termination.

               (a) If SCE defaults in the performance of any material obligation hereunder, or under the Development Agreement, and if any such default is not corrected within forty-five (45) days after SCE receives written notice thereof from Rambus, then Rambus, at its option, may, in addition to any other remedies it may have, terminate this Agreement as to SCE only, i.e., if this Agreement is still in effect as to SONY, it shall continue in effect as to Rambus and SONY only. For purposes of this section, "material default" shall include, without limitation, the falsity of any material representation or warranty. Upon such termination as to SCE only, all licenses granted to SCE shall terminate, and, notwithstanding Section 2.2 or any other provision of this Agreement, SONY shall not be permitted to sublicense any rights or licenses to SCE or SCE's Subsidiaries (or any successor Subsidiary thereto), and any such sublicenses previously granted by SONY, as well as any sublicenses granted by SCE, shall terminate.

               (b) If SONY defaults in the performance of any material obligation hereunder, or under the Development Agreement, and if any such default is not corrected within forty-five (45) days after SONY receives written notice thereof from Rambus, then Rambus, at its option, may, in addition to any other remedies it may have, terminate this Agreement as to SONY only, i.e., if this Agreement is still in effect as to SCE, it shall continue in effect as to Rambus and SCE only. For purposes of this section, "material default" shall include, without limitation, the falsity of any material representation or warranty. Upon such termination as to SONY only, all licenses granted to

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                                                               License Agreement
                                                               January 6, 2003

SONY shall terminate, and any sublicenses previously granted by SONY to its Subsidiaries shall terminate.

               (c) If Rambus defaults in the performance of any material obligation hereunder, or under the Development Agreement, and if any such default is not corrected within forty-five (45) days after Rambus receives written joint written notice thereof from both of SCE and SONY, then SCE and SONY, if they both so agree, at their option, may, in addition to any other remedies they may have, jointly terminate this Agreement.

               (d) Rambus may terminate this Agreement as to SCE only (i.e., if this Agreement is still in effect as to SONY, it shall continue in effect as to Rambus and SONY only) forthwith effective upon written notice to SCE in the event that (i) SCE files a petition in bankruptcy or insolvency or becomes the subject of any voluntary proceeding relating to bankruptcy or insolvency, or makes a general assignment for the benefit of creditors, (ii) a receiver or bankruptcy trustee for all or substantially all of the property of SCE has been appointed, (iii) any voluntary proceedings for the liquidation or winding up of SCE's business or for the termination of its corporate charter have been instituted by SCE, (iv) SCE's board of directors passes a resolution to dissolve, liquidate or wind up SCE's business, or (v) a third party files a petition in bankruptcy or insolvency against SCE and that petition is not dismissed within sixty (60) days after service of the petition on SCE. Upon such termination as to SCE only, all licenses granted to SCE shall terminate, and, notwithstanding Section 2.2 or any other provision of this Agreement, SONY shall not be permitted to sublicense any rights or licenses to SCE or SCE's Subsidiaries (or any successor Subsidiary thereto), and any such sublicenses previously granted by SONY, as well as any sublicenses granted by SCE, shall terminate.

               (e) Rambus may terminate this Agreement as to SONY only (i.e., if this Agreement is still in effect as to SCE, it shall continue in effect as to Rambus and SCE only) forthwith effective upon written notice to SONY in the event that (i) SONY files a petition in bankruptcy or insolvency or becomes the subject of any voluntary proceeding relating to bankruptcy or insolvency, or makes a general assignment for the benefit of creditors, (ii) a receiver or bankruptcy trustee for all or substantially all of the property of SONY has been appointed, (iii) any voluntary proceedings for the

                                      -33-

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                                                               License Agreement
                                                               January 6, 2003

liquidation or winding up of SONY's business or for the termination of its corporate charter have been instituted by SONY, (iv) SONY's board of directors passes a resolution to dissolve, liquidate or wind up SONY's business, or (v) a third party files a petition in bankruptcy or insolvency against SONY and that petition is not dismissed within sixty (60) days after service of the petition on SONY. Upon such termination as to SONY only, all licenses granted to SONY shall terminate, and any sublicenses previously granted by SONY to its Subsidiaries shall terminate.

               (f) SCE and SONY, if they both so agree, may jointly terminate this Agreement forthwith effective upon written notice to Rambus in the event that (i) Rambus files a petition in bankruptcy or insolvency or becomes the subject of any voluntary proceeding relating to bankruptcy or insolvency, or makes a general assignment for the benefit of creditors, (ii) a receiver or bankruptcy trustee for all or substantially all of the property of Rambus has been appointed, (iii) any voluntary proceedings for the liquidation or winding up of Rambus' business or for the termination of its corporate charter have been instituted by Rambus (unless in connection with the sale or other transfer of all or substantially all of Rambus' business or assets), (iv) Rambus' board of directors passes a resolution to dissolve, liquidate or wind up Rambus' business (unless in connection with the sale or other transfer of all or substantially all of Rambus' business or assets), or (v) a third party files a petition in bankruptcy or insolvency against Rambus and that petition is not dismissed within sixty (60) days after service of the petition on Rambus.

               (g) For the avoidance of doubt, neither SONY nor SCE alone may terminate this Agreement under paragraphs (c) or (f) hereinabove.

               (h) Commencing five (5) years after the Effective Date, SONY and SCE shall be entitled to terminate this Agreement, for their convenience by joint written notice to Rambus, on at least twelve (12) months prior written notice to Rambus.

     7.3 Survival. Except as set forth in the last sentence of this Section 7.3 with respect to expiration, upon any termination of this Agreement all licenses and rights granted to SONY shall terminate, and SONY shall promptly destroy or return to Rambus all of Rambus' Confidential Information and technology. In addition, all amounts due or payable to Rambus as a result of events prior to the date of termination or expiration of this Agreement shall remain due and payable. The

                                      -34-

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                                                               License Agreement
                                                               January 6, 2003

provisions of Sections 2.5(a), 2.5(b) (as to Licensed Rambus ICs
Sold prior to termination or expiration), 2.6 (SONY Patents), 2.7 (Disclaimer),
2.11 (Covenant Not To Sue), 3.2 (Payments and Accounting), 3.3 (Withholding Taxes), 4 (Confidential Information), 5 (Intellectual Property Ownership and Indemnification), 6 (Limitation of Liability), 8 (Governing Law; Dispute Resolution), and 9 (Miscellaneous) shall survive any expiration or termination of this Agreement for any reason. Upon expiration (but not upon any other termination) of this Agreement, the licenses granted to SONY under Section 2 above shall survive and shall become irrevocable (except for breach of Section 2 or Section 4 above), fully paid, and royalty free. Upon termination of this Agreement as to SONY or SCE only, this Section 7.3 shall then apply to such party only.

                                   SECTION 8.

                        GOVERNING LAW, DISPUTE RESOLUTION

     8.1 Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of California, U.S.A., with the exclusion of laws on punitive, exemplary or similar damages unless a statute requires that compensatory damages be increased in a specific manner, and without reference to conflict of laws principles.

     8.2  Dispute Resolution.

               (a) Except for U.S. International Trade Commission proceedings, all disputes and claims arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of the California state courts and the United States District Court for the Northern District of California, and SONY agrees and consents to the personal and exclusive jurisdiction of these courts. The parties hereto expressly waive any right they may have to a jury trial hereunder and agree that any proceeding under this Agreement shall be tried by a judge without a jury.

               (b) To the extent permissible under Japanese law, any judgment of any United States court shall entitle Rambus to a corresponding Japanese judgment and shall be enforceable against SONY in Japan with the same force and effect as a judgment of any Japanese court of competent jurisdiction.

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

                                                               License Agreement
                                                               January 6, 2003

                                   SECTION 9.

                                  MISCELLANEOUS

     9.1 Announcement and Promotion. SONY and Rambus shall participate in the following public announcements and activities, provided that the contents, manner and timing of such public announcement shall be mutually agreed upon in advance between both parties:

                    (i) SCE and Rambus will jointly issue a press release, in the form attached hereto as Exhibit E, announcing the existence of their relationship and this Agreement, within forty-eight (48) hours after the Effective Date of this Agreement.

                    (ii) SCE will make a keynote address at each of the 2004 United States and 2004 Japan Rambus Developer Forums regarding SONY's licensing of the Redwood Rambus Interface Technology and Yellowstone Rambus Interface Technology and future plans for Licensed Rambus ICs.

                    (iii) SCE will participate in the first Rambus Redwood Rambus Interface Technology product announcement in each of the following major geographic regions: United States, Japan, and Europe; and will participate in the first Rambus Yellowstone Rambus Interface Technology product announcement in each of such major geographic region.

                    (iv) Rambus will be given, on a timely basis, the opportunity to participate in any Broadband Engine media event or press conference, where appropriate, as a technology partner with a speaking role at the event/press conference, provided that the following media events and press conferences shall be deemed so appropriate for purposes of this Section 9.1
(iv): those media events and press conferences at which system architectures or capabilities will be discussed.

                    (v)       If Rambus [*] and/or [*], SCE will [*] so long as
[*].

     9.2 Confidentiality of Agreement. Each party agrees that, after the announcement referenced in Section 9.1 above, each party shall be entitled to disclose the general nature of this Agreement but that the terms and conditions of this Agreement shall be treated as confidential information and that neither party will disclose the terms or conditions to any third party without the prior written consent of the other party, provided, however, that each party may disclose the terms and conditions of this Agreement:

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                                                               License Agreement
                                                               January 6, 2003

                    (i) as required by any court or other governmental body;

                    (ii)      as otherwise required by law;

                    (iii) as otherwise may be required by applicable securities and other law and regulation, including to legal and financial advisors in their capacity of advising a party in such matters, provided that Rambus will provide notice to SONY prior to any such disclosure required by the U.S. Securities and Exchange Commission, such notice to include a copy of the proposed disclosure, and Rambus will consider SONY's timely input with respect to the disclosure;

                    (iv) in confidence, to legal counsel of the parties, accountants, and other professional advisors;

                    (v) in confidence, to banks, investors and other financing sources and their advisors;

                    (vi) in connection with the enforcement of this Agreement or rights under this Agreement; or

                    (vii) during the course of litigation so long as the disclosure of such terms and conditions are restricted in the same manner as is the confidential information of other litigating parties and so long as (A) the restrictions are embodied in a court-entered protective order limiting disclosure to outside counsel and (B) the disclosing party informs the other party in writing at least ten (10) business days in advance of the disclosure and shall discuss the nature and contents of the disclosure, in good faith, with the other party; or

                    (viii) in confidence, in connection with an actual or prospective merger or acquisition or similar transaction. Notwithstanding the foregoing, Rambus shall be entitled to disclose to third parties the terms and conditions of Sections 2.6 (SONY Patents) and 2.11 (Covenant Not To Sue) above and the associated definitions in Section 1 and any related Exhibits.

     9.3 Potential Licensees. At SONY's written request at any time until January 1, 2011, Rambus agrees to negotiate in good faith with any Potential Licensee(s) specified in the written request(s), under Rambus' then current standard terms and conditions therefor, a license, with respect to the Redwood Rambus Interface Technology and/or the Yellowstone Rambus Interface

                                                               License Agreement
                                                               January 6, 2003

Technology, to manufacture and Sell Broadband Engines and/or Broadband Engine Derivatives, provided that Rambus agrees that (i) with respect to the Broadband Engine, (A) the license fee charged by Rambus to each Potential Licensee for such license shall not exceed [*] dollars (US $[*]) and (B) the royalty rate charged by Rambus to each Potential Licensee for such license shall not exceed [*] (US $[*]) per unit; provided, however, that if by [*], SCE has not yet [*] Product [*], then during each calendar quarter commencing with the second calendar quarter of [*] and until the calendar quarter immediately following the calendar quarter in which [*] Product [*], the royalty rate charged by Rambus to each Potential Licensee for such license shall not exceed [*] percent ([*]%) of sales, and (ii) with respect to Broadband Engine Derivatives, (A) the license fee charged by Rambus to each Potential Licensee for such license shall not exceed [*] dollars (US $[*]), and (B) the royalty rate charged by Rambus to each Potential Licensee for such license shall not exceed [*] percent ([*]%) of sales for Broadband Engine Derivatives Compatible with the Redwood Rambus Interface Specification but not Compatible with the Yellowstone Rambus Interface Specification, and [*] percent ([*] %) of sales for Broadband Engine Derivatives Compatible with the Yellowstone Rambus Interface Specification. Nothing in this section shall restrict Rambus charges for development, non-recurring engineering, or services.

     9.4 Assignment. (a) Neither party may transfer, assign or delegate this Agreement or any of its licenses, rights or duties under this Agreement, by operation of law or otherwise, without the prior written consent of the other party, except that Rambus may transfer and assign this Agreement to any person or entity into which it has merged or which has otherwise succeeded to all or substantially all of its business and assets pertaining to the technology licensed hereunder.

          (b) In the event of any such transfer or assignment or attempted transfer or assignment by either party except as otherwise expressly permitted hereunder, this Agreement and all rights and licenses granted to such party shall automatically terminate. Any attempted transfer or assignment in violation of this Section shall be void. For purposes of this section, a merger of SONY into any third party where SONY is not, or has no Control of, the surviving entity after such merger, or a Change of Control of SONY, shall constitute an assignment. Notwithstanding the foregoing, (i) if SONY [*] so as to [*], then SONY shall be entitled to [*], but only if SONY agrees

                                                               License Agreement
                                                               January 6, 2003

in a writing reasonably acceptable to Rambus that [*]. SONY shall be responsible for the performance [*] of all obligations contained in this Agreement. Further, SCE shall be entitled to assign this Agreement to SONY or to a Subsidiary of SONY in connection with a transfer of all or substantially all of SCE's business and assets to such assignee.

          (c) This Agreement shall be binding on the parties hereto and any of their permitted successors and assigns, including any successors and assigns of Rambus Intellectual Property Rights that are subject to the licenses granted to SONY hereunder.

     9.5 No Conflicts. Each party represents and warrants, on a continuing basis, to the other party that (i) the execution, delivery and performance by such party of this Agreement and each other agreement, document, or instrument now or hereafter executed and delivered by such party pursuant thereto or in connection herewith will not conflict with or result in any breach of, or constitute a default under, any commitment, contract or other agreement, instrument or undertaking to which such party is a party or by which any of its property is bound, and (ii) such party will not enter into any such commitment, contract or other agreement, instrument or undertaking.

     9.6 Authority. Each party represents that all corporate action necessary for the authorization, execution and delivery of this Agreement by such party and the performance of its obligations hereunder has been taken.

     9.7 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class air mail (registered or certified if available), postage prepaid, or otherwise delivered by hand, by messenger or by telecommunication, addressed to the addresses first set forth above or at such other address furnished with a notice in the manner set forth herein. Such notices shall be deemed to have been served when delivered or, if delivery is not accomplished by reason of some fault of the addressee, when tendered. All notices shall be in English.

     9.8 Electronic Transfers. All payments from SONY which are required herein to be sent to Rambus via electronic transfer shall be made in U.S. dollars via the Federal Reserve Bank of San Francisco for the credit of:

                                                               License Agreement
                                                               January 6, 2003

                         Rambus Inc., Account #[*]
                         [*]
                         [*]
                         [*]
                         [*]

     9.9  Export Controls.

               (a) Each party understands and acknowledges that the other party is subject to regulation by agencies of the U.S. and Japanese government, including the U.S. Department of Commerce, which prohibit export or diversion of certain products and technology to certain countries. Any and all obligations of the parties to provide Rambus Interface Technology, technical assistance, SONY's technical information, Confidential Information and any media in which any of the foregoing is contained, training, technical assistance, and related technical data (collectively, "Data") shall be subject in all respects to such United States and Japanese laws and regulations as shall from time to time govern the license and delivery of technology and products abroad by persons subject to the jurisdiction of the United States and/or Japan as the case may be, including the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce, International Trade Administration, Bureau of Export Administration. Each party agrees to cooperate with the other party, including without limitation, providing required documentation, in order to obtain export licenses or exemptions therefrom. Each party warrants that it (i) will comply in all respects with the export and reexport restrictions set forth in the export license (if necessary) for every item shipped to the other party, (ii) will not use any information furnished hereunder by the other party for any purpose to develop and/or manufacture nuclear, chemical, biological weapons and/or missiles, and (iii) will otherwise comply with the Export Administration Regulations or other United States or Japanese, as applicable, laws and regulations in effect from time to time.

               (b) Without in any way limiting the provisions of this Agreement,
(i) SONY agrees that unless prior written authorization is obtained from the Bureau of Export Administration or the

                                                               License Agreement
                                                               January 6, 2003

Export Administration Regulations explicitly permit the reexport without such written authorization, it will not export, reexport, or transship, directly or indirectly, any Rambus Data disclosed or provided hereunder or the direct product of such Data to country groups D-1 or E-2 (as defined in the Export Administration Regulations and which currently consist of Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Cambodia, China (PRC), Cuba, Estonia, Georgia, Kazakhstan, Kyrgyzstan, Laos, Latvia, Libya, Lithuania, Moldavia, Mongolia, North Korea, Romania, Russia, Tajikistan, Turkmanistan, Ukraine, Uzbekistan, and Vietnam, or to Iran, Iraq, Sudan, or Syria, and (ii) each of the parties agrees that unless prior written authorization is obtained from, as applicable, the Bureau of Export Administration or the applicable Japanese agency, or the Export Administration Regulations or applicable Japanese regulations, as applicable, explicitly permit the reexport without such written authorization, it will not export, reexport, or transship, directly or indirectly, any Data disclosed or provided to such company or the direct product of such Data or to any other country as to which the U.S. or Japanese government, as applicable, has placed an embargo against the shipment of products, software, or technology which is in effect during the term of this Agreement.

               (c) Without limiting the foregoing provisions of this section,
(i) Rambus agrees to comply with U.S. export laws and regulations with respect to Data disclosed to Rambus by SONY but originating in the U.S., and (ii) SONY agrees to comply with Japanese export laws and regulations with respect to Data disclosed to SONY by Rambus but originating with SONY.

               9.10 Partial Invalidity. If any paragraph, provision, or clause thereof in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, the remainder of this Agreement shall be valid and enforceable and the parties shall negotiate, in good faith, a substitute, valid and enforceable provision which most nearly effects the parties' intent in entering into this Agreement.

     9.11 No Third Party Beneficiaries. This Agreement has been made and is made solely for the benefit of Rambus, SONY, and SCE and their respective permitted successors and permitted assigns. Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any person or entity (including without limitation Toshiba and [*]) other than the parties to this Agreement and their respective successors and permitted assigns. Nothing in this

                                                               License Agreement
                                                               January 6, 2003

Agreement is intended to relieve or discharge the obligation or liability of any third person or entity to any party to this Agreement.

     9.12 Counterparts. This Agreement may be executed in two (2) or more counterparts, all of which, taken together, shall be regarded as one and the same instrument.

     9.13 Relationship of Parties. The parties hereto are independent contractors. Nothing contained herein or done in pursuance of this Agreement shall constitute either party the agent of the other party for any purpose or in any sense whatsoever, or constitute the parties as partners or joint venturers.

     9.14 Modification. No alteration, amendment, waiver, cancellation or any other change in any term or condition of this Agreement shall be valid or binding on either party unless the same shall have been mutually assented to in writing by both parties.

     9.15 Waiver. The failure of either party to enforce at any time the provisions of this Agreement, or the failure to require at any time performance by the other party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the right of either party to enforce each and every such provision thereafter. The express waiver by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

     9.16 Government Approvals. SONY represents and warrants that no consent or approval with any governmental authority in Japan is required in connection with the valid execution and performance of this Agreement except as may be required to transfer technical information to Rambus under this Agreement. Rambus represents and warrants that no consent or approval with any governmental authority in the United States is required in connection with the valid execution and performance of this Agreement except as may be required to transfer technical information to SONY under this Agreement. Each party shall be responsible for any required filings of this Agreement with the Japanese (as to SONY) or United States (as to Rambus) government agencies.

                                                               License Agreement
                                                               January 6, 2003

     9.17 Section Headings and Language. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The English language shall govern the meaning and interpretation of this Agreement.

     9.18 Ambiguities. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

     9.19 Currency. All dollar amounts specified herein are in U.S. dollars, and all payments pursuant to this Agreement shall be in U.S. dollars.

     9.20 Entire Agreement. The terms and conditions herein contained constitute the entire agreement between the parties and supersede all previous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof and no agreement or understanding varying or extending the same shall be binding upon either party hereto unless in a written document signed by the party to be bound thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by duly authorized officers or representatives as of the date first above written.

                                                               License Agreement
                                                               January 6, 2003

RAMBUS INC.                                   SONY CORPORATION

By:  /s/ GEOFF TATE                           By:  /s/ TSUTOMU NIIMURA
     ---------------------------------             -----------------------------

Name:  Geoff Tate                             Name:  Tsutomu Niimura
       -------------------------------               ---------------------------

Title:  CEO                                   Title:  SSAC President
        ------------------------------                --------------------------

Date:  Jan. 6, 2003                           Date:  Jan. 6, 2003
       -------------------------------               ---------------------------

                                              SONY COMPUTER ENTERTAINMENT INC.

                                              By:  /s/ KEN KUTARAGI
                                                   -----------------------------

                                              Name:  Ken Kutaragi
                                                     ---------------------------

                                              Title:  CEO & President
                                                       -------------------------

                                              Date:  Jan. 6, 2003
                                                     ---------------------------

                                                               License Agreement
                                                               January 6, 2003

                                   EXHIBIT A-1

                       REDWOOD RAMBUS INTERFACE TECHNOLOGY

The Redwood Rambus Interface Technology is a physical and logical layer logic-to-logic subsystem capable of transferring data up to rates of up to 5.0 Gigabits-per-second (Gbps) per signal pair. The elements of the Redwood Rambus Interface Technology include the Logic Layer ("Redwood RLC") (not to be provided to SONY or SCE by Rambus), Rambus Access Cells ("Redwood RACs"), the Channel, and associated clocking.

The logic device (processor, peripheral, ASIC, etc.) contains the storage and processing functions needed by the application (Applications Units). The application can transmit or receive data to or from another logic device using up to a 5.0 Gbps Rambus Channel.

Small voltage swings and unidirectional differential signaling are used on the Redwood Rambus interface to carry all data information to/from the Redwood RACs. Advanced CMOS circuit design techniques are used in the implementation of the driver/receiver and clock circuitry of the Redwood Rambus interface.

The Redwood RAC is the Input/Output cell which resides on the edge of the die of the logic device. The Redwood RAC provides the basic multiplexing/demultiplexing functions for converting the off-chip bus with up to 5.0 Gbps data rate -to a wider, and slower, on-chip bus. The Redwood RAC manages the physical layer of the Rambus subsystem.

The Redwood RLC manages the logical layer of the Rambus subsystem. The Redwood RLC sits between the Redwood RAC and the Application Unit, and provides a simple intermediate protocol for performing read and write transactions between two logic devices using the Redwood Rambus Interface Technology. The Redwood RLC serves as a reference design and it may be used as is, or it may be modified for a particular application.

The Redwood Rambus Channel is the system level interconnect necessary to communicate at up to a 5.0 Gbps data rate between two logic chips. This includes packaging, system PCB, and may include connector technologies.

Rambus is in development of the Redwood Rambus Interface Technology, so material change in function or specification are possible and Rambus makes no representation or warranty otherwise.

                                                               License Agreement
                                                               January 6, 2003

                                   EXHIBIT A-2

                     YELLOWSTONE RAMBUS INTERFACE TECHNOLOGY

The Yellowstone Rambus Interface Technology is a complete memory and chip-to-chip subsystem capable of transferring data rates initially at 3.2 Gigabit-per-second (3.2 Gbps) per signal pair. The elements of the Yellowstone Rambus Interface Technology include the Rambus Memory Controller ("Yellowstone RMC"), Yellowstone RAC, Channel, expansion subsystem, the interface portion of the Yellowstone DRAMs ("Yellowstone DRAMs"), and associated clocking.

The logic device (processor, peripheral, ASIC, etc.) contains the storage and processing functions needed by the application (Applications Units). The application can access further storage in external Yellowstone DRAMs using a 3.2 Gbps Rambus Channel.

The Yellowstone DRAM is manufactured with standard submicron CMOS. The Yellowstone DRAM operates with a 400MHz clock, transferring address and control information at 800 Mbps and data at 3.2 Gbps. Small voltage swings are used on the Yellowstone Rambus interface to carry all address, data, and control information to/from the Yellowstone DRAMs. Differential signals are used on the Yellowstone Rambus interface to carry data information to/from the Yellowstone DRAMs. Advanced CMOS circuit design techniques are used in the implementation of the driver/receiver and clock circuitry of the Yellowstone Rambus interface. Initial applications for the Yellowstone Rambus Interface Technology include applications with the Yellowstone DRAMs soldered on the main board (no modules or expansion capabilities).

The Yellowstone RAC is the Input/Output cell which resides on the edge of the die of the logic device. The Yellowstone RAC provides the basic multiplexing/demultiplexing functions for converting the off-chip bus with the
3.2 Gbps data rate (Channel) to a wider, and slower, on-chip bus. The Yellowstone RAC manages the physical layer of the Rambus subsystem.

The Yellowstone RMC manages the logical layer of the Rambus subsystem. The Yellowstone RMC sits between the Yellowstone RAC and the Application Unit, and provides a simple intermediate protocol for performing read and write transactions to the Yellowstone DRAMs. The Yellowstone RMC also supports interleaved transactions. The Yellowstone RMC serves as a reference design and it may be used as is, or it may be modified for a particular application.

Rambus is in development of the Yellowstone Rambus Interface Technology, so material change in function or specification are possible and Rambus makes no representation or warranty otherwise.

                                                               License Agreement
                                                               January 6, 2003

                                    EXHIBIT B

                                   MEMORY HUB

The "Memory Hub" is a [*] (but not a [*]) for [*], which uses [*] in the [*] for [*], or a [*], where such [*] and [*] are through the [*] incorporated into such [*] or [*] (i.e., the portion of such [*] which provide [*] with the [*]). For purposes of this Agreement a [*] will be deemed to be a [*], and, for purposes of [*], the above-described [*] shall be considered the portion of the [*] that provides [*] with the [*], notwithstanding that such [*] may not exist. It is understood and agreed that a [*] may also be a [*].

                                                               License Agreement
                                                               January 6, 2003

                                    EXHIBIT C

                                   TRADEMARKS

Rambus, RDRAM, and the Rambus Logo ([GRAPHIC APPEARS HERE] or [GRAPHIC APPEARS HERE]) are trademarks and registered trademarks of Rambus Inc. in the United States and other countries.

The marking to be used for Licensed Rambus ICs is: [GRAPHIC APPEARS HERE] Original logo artwork is available from the Rambus trademark department.

When using the Rambus trademarks in documentation and presentations, SONY must follow the guidelines below:

1. The first and most obvious occurrence of each of the trademarks in text needs to have the superscript(TM)to notify the reader of the trademark. Subsequent occurrences in the same document do not require the (TM) symbol. This must be done for each trademark. An example is:

     The  Rambus (TM) DRAM is also referred to as an RDRAM (TM) device.

2. SONY must provide notice in each document of the Rambus trademarks used and that they are registered trademarks of Rambus Inc. This notice would typically accompany SONY's own trademark and copyright notices. If, for example, the terms Rambus and RDRAM are used:

     Rambus and RDRAM are trademarks and registered trademarks of Rambus Inc. in the United States and other countries.

3. When referring to Rambus as a company, as in "Rambus Inc.", the TM symbol should not be used. All other usage of the term "Rambus" should comply with applicable trademark laws. For example, except when it is used to refer to Rambus as a company, the term 'Rambus" should only be used as an adjective modifying a noun. Examples of acceptable usage are:

     the Rambus (TM) Channel

     the Rambus (TM) Interface

     the Rambus (TM) Technology

4. The term "RDRAM" should never be used as a noun, only as an adjective modifying a noun. Examples of acceptable usage are:

RDRAM (TM) IC

                                                               License Agreement
                                                               January 6, 2003

RDRAM (TM) chip

RDRAM (TM) memory

RDRAM (TM) device

                                                               License Agreement
                                                               January 6, 2003

                                    EXHIBIT D

                             FORM OF ROYALTY REPORT

                                   [Attached]

                                                               License Agreement
                                                               January 6, 2003

                     Royalty Report: Licensed Logic Products
  under the Redwood and Yellowstone Semiconductor Technology License Agreement
                    between SONY Corporation and Rambus Inc.
                          Period ______________________

     Redwood or Yellowstone Logic Product    Unit Sales   Net Sales*   Royalty
--------------------------------------------------------------------------------
Broadband Engines

Broadband Engine Derivatives

Associated Chips

Memory Hubs

Total royalty payable

Less-withholding tax

Amount to be remitted
================================================================================

Note:  This report is due within 60 days after the end of each quarter

     * Only for products with a percentage royalty.

License Agreement
January 6, 2003

                                    EXHIBIT E

License Agreement
January 6, 2003

                                  PRESS RELEASE

                                  NEWS RELEASE

                 RAMBUS SIGNS TECHNOLOGY LICENSE AGREEMENTS WITH

                  SONY, SONY COMPUTER ENTERTAINMENT AND TOSHIBA

 Two new interfaces selected for logic-to-memory and logic-to-logic connectivity

LOS ALTOS, CA - January 6, 2003 - Rambus Inc. (Nasdaq:RMBS), the leader in ultra high-speed interface technology, today announced new agreements with Sony Corporation (Sony), Sony Computer Entertainment Inc. (SCEI) and Toshiba Corporation (Toshiba) for the license and utilization of two new high-speed interfaces, codenamed 'Yellowstone' and 'Redwood.' Offering unparalleled competitive advantages, these two interfaces are expected to be utilized for future broadband applications with 'Cell.'

The impact on Rambus' financials will be discussed during a conference call on January 6, 2003 at 2:00 p.m. Pacific Standard Time. The specific terms of the agreements are confidential.

Currently at 3.2GHz data rates, with a roadmap to higher performance, 'Yellowstone' is much faster than the best available DDR memories. 'Yellowstone' offers high performance in memory signaling while optimizing system cost through pin-count reduction and support for high volume PCBs and packages.

'Redwood', the ultra high-speed parallel interface between multiple chips, delivers a data rate about ten times faster than the latest processor busses. It maintains lower latency and lower power consumption than current solutions, while keeping high productivity and cost efficiency.

"The use of Direct Rambus technology in PlayStation(R)2 was essential for its performance," said Ken Kutaragi, president and chief executive officer of Sony Computer Entertainment Inc. "Rambus is and will be the key player in the ultra high-speed interface technology. This enables us to create a wide range of applications and platforms from high-end systems to digital consumer electronics products within Sony Group."

                                     -more-

License Agreement
January 6, 2003

     2-2-2-2 Rambus Signs Technology License Agreements with Sony, SCEI and Toshiba

"We recognize Rambus as the premier provider of high speed interface technology. We have already decided to integrate Rambus' interface technology into our next-generation high-value added DRAM, and we have now extended our partnership to the logic interface. These technologies will support us in delivering effective solutions to next-generation systems that require high-speed processing of large graphics and audio data," said Takeshi Nakagawa, corporate senior vice president of Toshiba Corporation and president and chief executive officer of Toshiba Corporation Semiconductor Company.

"We have had long and mutually beneficial relationships with Sony, Sony Computer Entertainment and Toshiba," said Geoff Tate, chief executive officer at Rambus. "Rambus' objective is to produce innovative solutions that will benefit our semiconductor and system partners. We are pleased that our ultra high-speed logic-to-memory and logic-to-logic solutions are key technologies to produce a wide range of future systems."

ABOUT RAMBUS INC.
Rambus is the leading developer and marketer of breakthrough chip-to-chip interface technology, products and solutions to the electronics industry. The company licenses its technology in the form of interface cells that are incorporated into high-performance memory and logic chips by 25 of the world's top semiconductor makers. The company's interface cells and system-level solutions are incorporated into hundreds of OEM products.

ABOUT SONY COMPUTER ENTERTAINMENT INC.
Recognized as the global leader and company responsible for the progression of consumer-based computer entertainment, Sony Computer Entertainment Inc. (SCEI) manufacturers, distributes and markets the PlayStation(R) game console and PlayStation(R)2 computer entertainment system. PlayStation has revolutionized home entertainment by introducing advanced 3D graphic processing, and PlayStation 2 further enhances the PlayStation legacy as the core of home networked entertainment. SCEI, along with its subsidiary divisions Sony Computer Entertainment America Inc., Sony Computer Entertainment Europe Ltd., and Sony Computer Entertainment Korea Inc. develops, publishes, markets and distributes software, and manages the third party licensing programs for these two platforms in the respective markets worldwide. Headquartered in Tokyo, Japan, Sony Computer Entertainment Inc. is an independent business unit of the Sony Group.

                                     - more-

                                                               License Agreement
                                                               January 6, 2003

     3-3-3-2 Rambus Signs Technology License Agreements with Sony, SCEI and Toshiba

ABOUT TOSHIBA CORPORATION
Toshiba Corporation is a leader in information and communications systems, electronic components, consumer products, and power systems. The company's integration of these wide-ranging capabilities assures its position as a leading company in semiconductors, displays and other electronic devices. Toshiba has 176,000 employees worldwide and annual sales of over US$40 billion. Visit Toshiba's website at http://www.toshiba.co.jp/index.htm.

PlayStation is a registered trademark of Sony Computer Entertainment Inc.

This press release contains forward-looking statements. These statements are based on current expectations, estimates and projections about the Company's industry, management's beliefs, and certain assumptions made by the Company's management. You can identify these and other forward-looking statements by the use of words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "intends," "potential," "continue" or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to the foregoing statements. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including those identified in the Company's recent filings with the Securities and Exchange Commission, including its recently filed Form 10-Q, and also including the uncertainty of new technologies; and the uncertainty regarding the technical and market demands for such technologies. All forward-looking statements included in this press release are based on information available to Rambus on the date hereof. Rambus assumes no obligation to update any forward-looking statements.

                                      # # #

Press Contacts:


Rambus Inc.
Linda Ashmore
(650) 947-5411
lashmore@rambus.com

                                                               License Agreement
                                                               January 6, 2003

                                    EXHIBIT F

                                JAPANESE PATENTS

Matter            Title                          Status     Pat No.   Issue Date
[*]               [*]                            [*]        [*]       [*]

[*]               [*]                            [*]
[*]               [*]                            [*]
[*]               [*]                            [*]

[*]               [*]                            [*]
[*]               [*]                            [*]
[*]               [*]                            [*]
[*]               [*]                            [*]

[*]               [*]                            [*]

[*]               [*]                            [*]
[*]               [*]                            [*]

[*]               [*]                            [*]

                                                               License Agreement
                                                               January 6, 2003

                                    EXHIBIT G

                                  DELIVERABLES

[*]
[*]
[*]
[*]

These [*] include [*] and [*] (as appropriate) [*] of the [*]. In the [*],[*] and [*] is included. In the case of the [*] of the applicable [*], full description of the [*] is included in addition to [*]. In the case of [*] and [*], the [*] which represent what have been [*] in [*] and [*] manufactured to date by [*].

                                                               License Agreement
                                                               January 6, 2003

                                    EXHIBIT H

                          FORM OF SUBLICENSE AGREEMENT

                                   [Attached]

                                    EXHIBIT H

                      BROADBAND ENGINE SUBLICENSE AGREEMENT

     This Broadband Engine Sublicense Agreement (the "Agreement") is entered into as of the Effective Date, by and between Sony Computer Entertainment, Inc., a Japanese corporation with principal offices at 1-1 Akasaka 7-chome, Minato-ku, Tokyo 107-0052, Japan ("SCE") and [*], a [*] corporation with offices for purposes of this Agreement at [*].

     WHEREAS, SCE and [*] have entered into a joint development agreement (the "[*] Agreement") with Toshiba Corporation ("Toshiba"), to develop a broadband microprocessor (designated as the "Broadband Engine") for a [*] product;

     WHEREAS, SCE and its parent company, SONY Corporation, and Rambus Inc. ("Rambus") have entered into a "Redwood and Yellowstone Semiconductor Technology License Agreement" (the "License Agreement"), with respect to certain Rambus "Redwood" technology for the interface between logic chips and with respect to certain Rambus "Yellowstone" technology for the interface between DRAMs and logic chips;

     WHEREAS, Rambus, Toshiba, and SCE have entered into a "Development Agreement" (the "Development Agreement"), for Rambus' development and delivery of materials to facilitate SCE's and Toshiba's implementation of the Redwood Rambus Interface Technology and the Yellowstone Rambus Interface Technology;

     WHEREAS, [*] and SCE intend to incorporate both Rambus' Redwood technology and Rambus' Yellowstone technology into the Broadband Engine (i.e., in two separate interfaces); and

     WHEREAS, SCE desires to sublicense to [*], and [*] desires to sublicense from SCE, the right to use such Redwood technology and Yellowstone technology for the manufacture and sale of Broadband Engines and certain related integrated circuits, on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING AND THE MUTUAL COVENANTS CONTAINED HEREIN, THE PARTIES AGREE AS FOLLOWS:

                                   SECTION 1.

                                   DEFINITIONS

     For purposes of this Agreement the following terms shall have the meanings set forth below:

     1.1 Rambus Interface Technology. "Rambus Interface Technology" means all interface technology which is owned by, developed by, used by, or licensed to Rambus. "Rambus Interface Technology" includes all prior, current, and future versions of this technology. As of the Effective Date, the versions of Rambus Interface Technology include, without limitation, those designated by Rambus as "Base," "Concurrent," "Direct," "Taos," "Yellowstone," and "Redwood."

     1.2 Redwood Rambus Interface Technology. "Redwood Rambus Interface Technology" means the Rambus Interface Technology described in Exhibit A hereto, and includes, without limitation, all Rambus Confidential Information pertaining to the Rambus Interface Technology described in Exhibit A hereto which is provided to [*] by SCE or Toshiba, or directly by Rambus.

     1.3 Yellowstone Rambus Interface Technology. "Yellowstone Rambus Interface Technology" means the Rambus Interface Technology described in Exhibit B hereto, and includes, without limitation, all Rambus Confidential Information pertaining to the Rambus Interface Technology described in Exhibit B hereto which is provided to [*] by SCE or Toshiba, or directly by Rambus.

     1.4 Rambus Interface Specification. For any version of Rambus Interface Technology, "Rambus Interface Specification" means, at any time, the then most current version of the interface specification for that version of Rambus Interface Technology, as such interface specification is finalized and released by Rambus.

     1.5 Redwood Rambus Interface Specification. "Redwood Rambus Interface Specification" means the Rambus Interface Specification for the Redwood Rambus Interface Technology.

     1.6 Yellowstone Rambus Interface Specification. "Yellowstone Rambus Interface Specification" means the Rambus Interface Specification for the Yellowstone Rambus Interface Technology.

     1.7 Compatible. "Compatible," as applied to an integrated circuit, means that the integrated circuit both (i) is fully compliant with the applicable Rambus Interface Specification such that the integrated circuit can communicate with all other integrated circuits manufactured by licensees of Rambus which comply with the same Rambus Interface Specification, and (ii) complies in all respects with the protocol, pin function, pin sequencing, pin pitch, electrical specifications, and mechanical specifications of the applicable Rambus Interface Specification. A logic integrated circuit is Compatible with the Yellowstone Rambus Interface Specification only if it satisfies the foregoing requirements including, without limitation, being capable of communicating, through both the physical layer and the logic layer, with DRAM integrated circuits Compatible with the Yellowstone Rambus Interface Specification. In addition, notwithstanding the foregoing, for purposes of Compatibility with the Redwood Rambus Interface Specification under this Agreement, "protocol/logic layer" Compatibility shall mean Compatibility with the logic layer developed by [*], Toshiba, and/or SCE.

     1.8 Redwood Rambus Processor. "Redwood Rambus Processor" means each processor having a program counter and capable of independently executing instructions and which (i) incorporates all or part of the Redwood Rambus Interface Technology, (ii) is defined and designed by [*] or by Rambus for [*], or by [*] in conjunction with SCE and/or Toshiba, (iii) is Compatible with the Redwood Rambus Interface Specification and is not Compatible with any later Rambus Interface Specification (it being understood and agreed that, for this purpose, during the term of the Yellowstone Agreement the Yellowstone Rambus Interface Specification shall not be considered a later Rambus Interface Specification), and (iv) except as set forth in Section 2.4 below, bears either no trademark or part number or only [*]'s trademark and/or part number. "Redwood Rambus Processor" includes, for example, microprocessors, microcontrollers, and digital signal processors which meet the foregoing requirements set forth in clauses (i) - (iv) above, but does not include co-processors, graphics processors, image processors, or audio processors.

     1.9 Redwood Rambus Peripheral. "Redwood Rambus Peripheral" means each integrated circuit which does not have a principal function of memory storage, other than a Redwood Rambus Processor, which (i) incorporates all or part of the Redwood Rambus Interface Technology, (ii) is defined and designed by [*] or by Rambus for [*], or by [*] in conjunction with SCE and/or Toshiba, (iii) is Compatible with the Redwood Rambus Interface Specification and is not Compatible with any later Rambus Interface Specification (it being understood and agreed that, for this purpose, during the term of the Yellowstone Agreement the Yellowstone Rambus Interface Specification shall not be considered a later Rambus Interface Specification), and (iv) except as set forth in Section 2.4 below, bears either no trademark or part number or only [*]'s trademark and/or part number.

"Redwood Rambus Peripheral" includes, for example, co-processors, graphics processors, image processors, audio processors, peripheral devices, RAMDACs, and bus interface devices which meet the foregoing requirements set forth in clauses
(i) - (iv) above.

     1.10 Yellowstone Rambus Processor. "Yellowstone Rambus Processor" means each processor having a program counter and capable of independently executing instructions and which (i) incorporates all or part of the Yellowstone Rambus Interface Technology, (ii) is defined and designed by [*] or by Rambus for [*], or by [*] in conjunction with SCE and/or Toshiba, (iii) is Compatible with the Yellowstone Rambus Interface Specification and is not Compatible with any later Rambus Interface Specification (it being understood and agreed that, for this purpose, during the term of the Redwood Agreement the Redwood Rambus Interface Specification shall not be considered a later Rambus Interface Specification), and (iv) except as set forth in Section 2.4 below, bears either no trademark or part number or only [*]'s trademark and/or part number. "Yellowstone Rambus Processor" includes, for example, microprocessors, microcontrollers, and digital signal processors which meet the foregoing requirements set forth in clauses (i)
- (iv) above, but does not include co-processors, graphics processors, image processors, or audio processors.

     1.11 Yellowstone Rambus Peripheral. "Yellowstone Rambus Peripheral" means each integrated circuit which does not have a principal function of memory storage, other than a Yellowstone Rambus Processor, which (i) incorporates all or part of the Yellowstone Rambus Interface Technology, (ii) is defined and designed by [*] or by Rambus for [*], or by [*] in conjunction with SCE and/or Toshiba, (iii) is Compatible with the Yellowstone Rambus Interface Specification and is not Compatible with any later Rambus Interface Specification (it being understood and agreed that, for this purpose, during the term of the Redwood Agreement the Redwood Rambus Interface Specification shall not be considered a later Rambus Interface Specification), and (iv) except as set forth in Section
2.4 below, bears [*]'s, and only [*]'s, trademark and part number. "Yellowstone Rambus Peripheral" includes, for example, co-processors, graphics processors, image processors, audio processors, peripheral devices, RAMDACs, and bus interface devices which meet the foregoing requirements set forth in clauses (i)
- (iv) above.

     1.12 [*] Product. "[*] Product" means a [*] product with [*] at least similar to [*]'s [*] product.

     1.13 Broadband Engine. "Broadband Engine" means the [*] designed pursuant to the [*] for use in, and which will be used in, [*] Product, but only if such [*] is a [*] under [*] and a [*] under [*].

     1.14 Broadband Engine Derivative. "Broadband Engine Derivative" means a [*] derived from the [*] which is "[*]," i.e. is fully compliant with the [*] as demonstrated by fully passing the [*] as set forth in [*] (for clarity, a [*] is not [*]), but only if such [*] is a [*] under [*] and/or a [*] under [*].

     1.15 Memory Hub. "Memory Hub" means a [*] the principal purpose of which is [*], as set forth in [*], which is designed to be connected to the [*] or a [*] and which actually can be demonstrated (e.g., demonstrated on a test board, prototype, or actual product) to be capable of being connected to and communicating with the [*] or a [*], and which (i) incorporates all or part of the [*], (ii) is defined and designed by [*] or by [*] for [*], or by [*] in conjunction with [*] and/or [*], and (iii) except as set forth in [*], bears either no [*] or [*] or [*].

     1.16 Associated Chip. "Associated Chip" means each [*], other than a [*] or an [*] with a principal function of [*], which is designed to be connected to the [*] or a [*] and which actually can be demonstrated (e.g., demonstrated on a test board, prototype, or actual product) to be capable of being connected to and communicating, through both the [*] (i.e., the [*] developed by [*], and/or [*]) and the [*], with the [*] or a [*], but only if such [*] is a [*] under [*], or a [*] under [*] and a [*] under [*] (i.e., each Associated Chip must be a [*], but may be a [*] in addition).

     1.17 Compliant Portion. "Compliant Portion" (i) for an integrated circuit Compatible with the Redwood Rambus Interface Specification, means and is limited to that portion of the integrated circuit which provides Compatibility with the Redwood Rambus Interface Specification, and (ii) for an integrated circuit Compatible with the Yellowstone Rambus Interface Specification, means and is limited to that portion of the integrated circuit which provides Compatibility with the Yellowstone Rambus Interface Specification

     1.18 [*] Processor Chips. "[*] Processor Chips" means Broadband Engines, Broadband Engine Derivatives, and Associated Chips.

     1.19 Licensed ICs. "Licensed ICs" means [*] Processor Chips and Memory Hubs. It is understood and agreed that the only portion of each Licensed IC that is licensed under this Agreement is the Compliant Portion.

     1.20 Licensed Multichip Module. "Licensed Multichip Module" means each product incorporating a Licensed IC on a substrate (such as silicon, ceramic or a PC board) with multiple integrated circuits attached which are not in their own packages.

     1.21 Rambus Confidential Information. "Rambus Confidential Information" has the meaning set forth in Section 4.2 below.

     1.22 Applicable Patents. "Applicable Patents" means all patents, patent applications and other patent rights (including utility models, and excluding design patents or applications) in all countries of the world issued or issuing on patent or utility model applications which are entitled to an effective filing date on or before [*], which are owned by [*] or [*] Subsidiaries or which [*] or [*] Subsidiaries otherwise have the right to enforce (and all foreign counterparts of such patents, applications, and patent rights).

     1.23 Applicable Other IP Rights. "Applicable Other IP Rights" means all trade secret rights and other intellectual property or proprietary rights owned by [*] or under which [*] has the right to grant licenses without the payment of a royalty to a third party (other than payments to third parties for inventions made while employees of [*], or to Affiliates), excluding patents (and, for clarity, Applicable Patents) and further excluding rights in trademarks, service marks, or other company, product, or service identifiers, existing as of and after the Effective Date, and prior to the later of (i) [*], (ii) the date [*], or (iii) the termination or expiration of the Development Agreement (including any extension or renewal thereof), but only to the extent that such rights cover information disclosed and/or materials delivered to Rambus by [*] under the Confidential Disclosure Agreement between [*] and Rambus, dated November 18, 2002 and/or delivered or disclosed to Rambus under the Development Agreement. For purposes of this Section 1.23, "[*]" also includes [*] Subsidiaries.

     1.24 Control. "Control" (including "Controlled" and other forms) of an entity means (i) either (A) beneficial ownership (whether direct, or indirect through controlled entities or other means) of more than fifty percent (50%) of the outstanding voting securities of that entity or (B) in the case of an entity that has no outstanding voting securities, having the right to more than fifty percent (50%) of the profits of the entity, or having the right in the event of dissolution to more than fifty percent (50%) of the assets of the entity; or
(ii) having the contractual power presently to designate more than fifty percent (50%) of the directors of a corporation, or in the case of unincorporated entities, of individuals exercising similar functions. (By way of example only, a company has indirect Control of a Subsidiary of its Subsidiary).

     1.25 Ultimate Parent Entity. "Ultimate Parent Entity" means an entity which is not Controlled by any other entity. [*] represents and warrants that, as of the Effective Date, it is an Ultimate Parent Entity.

     1.26 Subsidiary. "Subsidiary" of an entity ("Parent") shall mean each entity Controlled by the Parent, but only so long as such Control exists.

     1.27 Affiliate. "Affiliate" of an entity means each entity which Controls, is Controlled by, or is under common Control with that entity, but only so long as such Control exists.

     1.28 Change of Control. "Change of Control" of an entity means any transaction or series of transactions in which that entity becomes a Subsidiary of, or otherwise Controlled by, another entity.

     1.29 Potential Licensee. "Potential Licensee" means a company licensed by SCE, Toshiba, or [*] to manufacture and sell Broadband Engines and/or Broadband Engine Derivatives.

     1.30 Effective Date. "Effective Date" means the date of signing by the second party to sign this Agreement, provided that if within fifteen (15) days after the first party signs this Agreement, the other party has not signed this Agreement, the first party's signature shall become void unless otherwise agreed in writing.

     1.31 Sell. To "Sell" a product or item means to sell, lease or otherwise transfer or dispose of the product or item, either to a third party or by internal transfer of the product or item from a company to any other business unit or division within such company, or to commence internal productive use thereof. "Sell" shall not include consignment, bailment, or other temporary transfer of possession in which title is retained by [*]. ("Sold", "Sale", and other forms of "Sell" shall have the same meaning).

     1.32 Net Sales. "Net Sales" means the gross sales amount invoiced or otherwise charged to customers of [*] or its Subsidiaries for all Memory Hubs, and for all Licensed ICs subject to Section 3.1(a)(i)(B) below, less amounts invoiced for returned goods for which a refund is given, less separately stated charges for insurance, handling, duty, freight and taxes where such items are included in the invoiced price.

                                   SECTION 2.

                                    LICENSES

     2.1  Manufacturing and Distribution Rights.

               (a) Commencing on the Effective Date and subject to the terms and conditions of this Agreement, SCE hereby grants to [*] a worldwide, nonexclusive, nontransferable sublicense, under the intellectual property rights licensed by Rambus to SCE under the License Agreement, (i) to design, make, have made (subject to Section 2.1(b) below), use, import, offer to Sell, and Sell Licensed ICs (i.e., the Compliant Portion thereof only, and subject to Sections 2.1(c) and 2.5 below), and (ii) to reproduce and modify the Redwood Rambus Interface Technology and the Yellowstone Rambus Interface Technology provided to [*] in tangible form, in connection with the exercise of rights under the preceding clause (i), provided that [*] is granted no right to Sell Licensed ICs or Licensed Multichip Modules to any Semiconductor Company (as defined hereinbelow) for reSale of the Licensed IC or Licensed Multichip Module by the Semiconductor Company as an integrated circuit or Licensed Multichip Module. For this purpose, a "Semiconductor Company" shall mean any company that designs integrated circuits or sells integrated circuits under its own name, mark, or part number (or a name or mark licensed to it), and its Affiliates, other than any company licensed by Rambus, or properly sublicensed by a Rambus licensee, to manufacture and sell the equivalent applicable type of integrated circuit (i.e., processors or peripherals) Compatible with the Redwood Rambus Interface Specification or Yellowstone Rambus Interface Specification, as applicable. In the event that [*] wishes to Sell a Licensed ICs to a Semiconductor Company for resale by the Semiconductor Company as a Licensed Multichip Module, and only with substantial value added thereto (by Semiconductor Company), then upon request of [*], Rambus agrees to discuss in good faith, on a case by case basis, the possible extension of the license granted to [*] hereunder to include such Sales of that Licensed Multichip Module to that Semiconductor Company.

               (b) [*] shall have the right to subcontract manufacturing of all or part of Licensed ICs provided that (i) subcontractors receive only mask sets, data bases, and/or documents and the data necessary to manufacture and test integrated circuits, (ii) each subcontractor agrees in writing not to use any Rambus Interface Technology received from [*] for any purpose other than such subcontract manufacturing for [*], and (iii) each subcontractor agrees in writing that Rambus is a direct and intended third party beneficiary of the subcontract, entitled to enforce it directly against the subcontractor with respect to the protection of Rambus' rights. Nothing herein shall be deemed to grant [*] subcontractors any license under any Rambus Interface Technology except for performing subcontract manufacturing for [*] as provided herein.

               (c) This license is limited to (i) implementation and use of the Yellowstone Rambus Interface Technology, under the Rambus intellectual property rights licensed to SCE and required for the implementation or use of the Yellowstone Rambus Interface Technology for the development, manufacture, use and/or Sale of Licensed ICs Compatible with the Yellowstone Rambus Interface Specification ("Yellowstone ICs"), only in the Compliant Portion of Yellowstone ICs, and only to provide such Compatibility and for no other function or interface protocol, and (ii) implementation and use of the Redwood Rambus Interface Technology, under the Rambus intellectual property rights licensed to SCE and required for the implementation or use of the Redwood Rambus Interface Technology for the development, manufacture, use and/or Sale of Licensed ICs Compatible with the Redwood Rambus Interface Specification ("Redwood ICs"), only in the Compliant Portion of Redwood Rambus ICs, and only to provide such Compatibility and for no other function or interface protocol. Notwithstanding any other provision of this Agreement, no license (express, implied, or otherwise) is granted for the use of any Rambus intellectual property rights with respect to any other portion (i.e., any portion other than the Compliant Portion as set forth in the preceding clauses (i) and (ii)), function, or interface protocol of any Licensed IC or any other integrated circuit, module, board, or system. [*] agrees not to use Rambus Interface Technology except as authorized in this Agreement or in other agreements between Rambus and [*].

               (d) For the avoidance of doubt, this Agreement does not apply to any other interface on a Licensed IC, including, without limitation, any Direct Rambus interface, DDR interface, or DDRII interface.

     2.2 Sublicense Rights. [*] shall have the right to grant sublicenses of the rights granted in Section 2.1 above only to Subsidiaries of [*], provided that (i) [*] shall cause each Subsidiary to agree to be bound by the terms and conditions of this Agreement, excluding the provisions of this paragraph, and
(ii) such sublicense will terminate upon termination of this Agreement for any reason, or upon the company's ceasing to be a Subsidiary of [*], whichever occurs first. [*] shall itself pay royalties accrued by sublicensed Subsidiaries. Rambus' audit rights pursuant to Section 3.2 below shall apply to all sublicensed Subsidiaries. [*] shall cause each sublicensed

Subsidiary to agree that that Rambus is a direct and intended third party beneficiary of the sublicense agreement, entitled to enforce it directly against the sublicensed Subsidiary with respect to the protection of Rambus' rights.

     2.3 Proprietary Markings. To the extent that [*] generally marks its own packaging or documentation with its own patent numbers covering the goods it manufactures, [*] shall likewise mark the packaging or documentation of the Licensed ICs and Licensed Multichip Modules manufactured by or for [*] with the Rambus patent numbers which Rambus notifies [*] in writing to apply to such Licensed ICs and Licensed Multichip Modules.

     2.4  Trademarks.

               (a) At [*] sole discretion, [*] may mark catalogues, brochures and other marketing material used for Licensed ICs and Licensed Multichip Modules with the marking set forth in Exhibit D, as amended by Rambus from time to time ("Trademarks"). All representations of Rambus' Trademarks that [*] uses shall first be submitted to Rambus for approval of design, color and other details or shall be exact duplicates of those used by Rambus.

               (b) At [*] sole discretion, [*] may visibly mark each Licensed IC semiconductor package with the Trademarks.

               (c) To the extent [*] elects to use the Trademarks, [*] shall use the Trademarks in accordance with the instructions from Rambus and agrees that Rambus may from time to time revise these instructions for the purpose of protecting the standards of performance established for Rambus' goods and services sold under the Trademarks. At Rambus' request from time to time, [*] will provide to Rambus, at no charge, a reasonable number of samples of [*]'s Licensed ICs bearing the Trademarks to enable Rambus to ensure that such Licensed ICs are of appropriate quality. [*] will promptly remedy any failure of its Licensed ICs to meet the reasonable quality standards established by Rambus for goods bearing the Trademarks.

     2.5  Limitations.

               (a) No license or other right is granted pursuant to this Agreement to [*] or any third party, by implication, estoppel or otherwise, under any patents, confidential information or other intellectual property rights now or hereafter owned or controlled by SCE or Rambus except for the licenses and rights expressly granted in this Agreement. [*] and its Subsidiaries shall not utilize the Redwood Rambus Interface Technology or the Yellowstone Rambus Interface Technology except as expressly sublicensed to [*] under this Agreement. In addition, [*] is granted no right pursuant to this Agreement to manufacture or distribute or authorize its customers to use or distribute integrated circuits which incorporate all or part of any Rambus Interface Technology other than Licensed ICs (i.e., the Compliant Portion thereof, and subject to Sections 2.1(c) and this 2.5), even if such integrated circuits are incorporated in Licensed Multichip Modules, boards, or systems. Nothing contained in this Agreement shall be construed as:

                    (i) a warranty or representation by SCE or Rambus as to the validity, enforceability, and/or scope of any intellectual property right;

                    (ii) imposing upon SCE or Rambus any obligation to institute any suit or action for infringement of any intellectual property right, or to defend any suit or action brought by a third party which challenges or concerns the validity, enforceability, or scope of any intellectual property right;

                    (iii) imposing on SCE or Rambus any obligation to file any patent application or other intellectual property right application or registration or to secure or maintain in force any patent or other intellectual property right; or

                    (iv) a warranty or representation by SCE or Rambus as to the performance, operation or maintenance of any product of [*] manufactured, used or sold pursuant to this Agreement.

               (b) It is understood and agreed that no license to [*] or any third party is granted pursuant to this Agreement or implied:

                    (i) with respect to the combination of a Licensed IC with another item (unless the other item is an integrated circuit which is Compatible with the Redwood Rambus Interface Specification or Yellowstone Rambus Interface Specification, as applicable to that Licensed IC, and is manufactured and Sold pursuant to a license from Rambus (or pursuant to an authorized sublicense from a Rambus licensee) (a "Compatible Licensed Chip"), and in such case only as set forth below in this Section 2.5(b)) or

                    (ii) in any case, with respect to any item with which a Licensed IC may be combined;

i.e., no license is granted pursuant to this Agreement, nor may any license be implied, with respect to the combination (except as set forth hereinabove with respect to Compatible Licensed Chips) or the other item, but the Licensed IC itself (i.e., the Compliant Portion thereof, and subject to Sections 2.1(c) and this 2.5) is licensed as set forth in this Agreement. Further, with respect to the combination of a Licensed IC with a Compatible Licensed Chip, the licenses granted herein extend only to the connection between the Compliant Portion of the Licensed IC and the Compliant Portion of the Compatible Licensed Chip. (Thus, for example, [*] is not prohibited from Selling Licensed ICs incorporated into Licensed Multichip Modules, boards, or systems, but the license granted to [*] under this Agreement applies only to the Compliant Portion of the Licensed IC (as set forth in Section 2.1(c) above and the remainder of this Agreement), or its combination with the Compliant Portion of a Compatible Licensed Chip, but not to any other integrated circuit or combination.) In the event that an unlicensed such combination is the result of any act and/or event of a third party (i.e., neither [*] nor a Subsidiary of [*]), Rambus shall not to assert any claim against [*] or its Subsidiary for infringement relating to such third party combination, but expressly reserves all rights against all third parties. The foregoing agreement not to assert any claim is personal and limited to [*] and its Subsidiaries.

     2.6  Covenant Not To Sue.

               (a) On its own behalf, and on behalf of its Subsidiaries, [*] covenants and agrees that neither [*] nor its Subsidiaries will sue Rambus or its Subsidiaries for:

                    (i) inducing infringement of and/or contributorily infringing, or similar acts with respect to, one or more claims of any Applicable Patents where such infringement results from the development, delivery, license, use, or implementation of Redwood Rambus Interface Technology (including improvements and successors) or Yellowstone Rambus Interface Technology (including improvements and successors) by Rambus, its Subsidiaries, or any Rambus licensee or other third party, but, for clarity, not including the manufacture or Sale of integrated circuits by Rambus or its Subsidiaries; and/or

                    (ii) directly infringing or misappropriating any Applicable Other IP Rights, where such infringement or misappropriation results from the development, delivery, license, use, implementation, or other exploitation of Redwood Rambus Interface Technology (including improvements and successors) or Yellowstone Rambus Interface Technology (including improvements and successors) by Rambus, its Subsidiaries, or any Rambus licensee or other third party, but, for clarity, not including the manufacture or Sale of integrated circuits by Rambus or its Subsidiaries.

               (b) [*], on behalf of itself and its Subsidiaries, represents and warrants that any Sale of, assignment of or other transfer of rights which would enable a third party to enforce any Applicable Patent (or portion thereof) or any Applicable Other IP Right (or portion thereof) shall be effected subject to all preexisting contractual rights.

               (c) Nothing in this Section 2.6 shall affect [*]'s or its Subsidiaries' rights against any person or entity other than Rambus or its Subsidiaries.

     2.7 Disclaimer. ANY RAMBUS INTERFACE TECHNOLOGY, DELIVERABLES, TECHNICAL INFORMATION OR CONFIDENTIAL INFORMATION PROVIDED BY SCE OR RAMBUS TO [*] UNDER OR IN CONNECTION WITH THIS AGREEMENT ARE PROVIDED AND LICENSED "AS IS" WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                   SECTION 3.

                                    ROYALTIES

     3.1  Royalties.

     (a)       Royalty Rate.

                    (i) (A) Upon each Sale by [*] or its Subsidiaries of [*] Processor Chips, for the Compliant Portion thereof [*] shall pay, directly to Rambus, by electronic transfer, the following royalty:

      Total [*] Processor Chip Units Sold        Royalty Per [*] Processor Chip
---------------------------------------------  ---------------------------------
 First [*] units (as set forth below)           US $[*]

 All additional units (as set forth below)      US $[*]

provided that [*] Processor Chip Sales volume will be aggregated with SONY's and Toshiba's Sales volume of equivalent integrated circuits Sold pursuant to a Yellowstone Rambus Interface Technology or Redwood Rambus Interface Technology license from Rambus, as determined by Rambus using [*]'s, SONY's, and Toshiba's, royalty reports, such that this royalty will reduce from $[*] per unit to $[*] per unit for Sales in the first calendar quarter after the calendar quarter in which such companies' aggregate such Sales volume reaches [*] units. For the avoidance of doubt, it is understood and agreed that only one such [*] or [*] (as applicable) royalty as provided hereunder is payable (under this Agreement, the License Agreement, and the Rambus - Toshiba license agreement pertaining to the Redwood Rambus Interface Technology and Yellowstone Rambus Interface Technology (the "Toshiba License Agreement")) by SONY, Toshiba, or [*], as applicable, for the Compliant Portion(s) of each [*] Processor Chip unit and that no additional royalty is due or payable by [*] under this Agreement for the use of the Compliant Portion(s) of such [*] Processor Chip unit to implement the Redwood interface and/or the Yellowstone interface.

                              (B) If by [*] SCE has not yet [*] Product [*],
then for Sales during each calendar quarter commencing with the second calendar quarter of [*] and until the calendar quarter immediately following the calendar quarter in which [*] Product [*], in lieu of the [*] which was granted in expectation of [*] Product, the following royalty shall apply to Sales of [*] Processor Chips: Upon each Sale by [*] or its Subsidiaries of [*] Processor Chips, for the Compliant Portion thereof [*] shall pay, directly to Rambus, by electronic transfer, (I) for Sales of [*] Processor Chips

Compatible with the Redwood Rambus Interface Specification, a royalty equal to [*] percent ([*]%) of Net Sales, and (II) for Sales of [*] Processor Chips Compatible with the Yellowstone Rambus Interface Specification, a royalty equal to [*] percent ([*]%) of Net Sales. For the avoidance of doubt, it is understood and agreed that only one such [*]% or [*]% royalty (as applicable) as provided hereunder is payable (under this Agreement, the License Agreement, and Toshiba License Agreement) by SONY, Toshiba, or [*], as applicable, for the Compliant Portion(s) of each [*] Processor Chip unit and that no additional royalty is due or payable by [*] under this Agreement for the use of the Compliant Portion(s) of such [*] Processor Chip unit to implement the Redwood interface and/or the Yellowstone interface.

                    (ii) Upon each Sale by [*] or its Subsidiaries of Memory Hubs, for the Compliant Portion thereof [*] shall pay, directly to Rambus, by electronic transfer, a royalty equal to [*] percent ([*]%) of Net Sales, provided that for each Memory Hub unit such royalty under this Agreement shall be no less than [*] (U.S.$ [*]) ("Floor"), and no more than [*] (U.S.$ [*]) ("Ceiling"). For the avoidance of doubt, it is understood and agreed that only one such [*]% royalty (subject to the above Floor and Ceiling) as provided hereunder is payable (under this Agreement, the License Agreement, and Toshiba License Agreement) by SONY, Toshiba, or [*], as applicable, for the Compliant Portion(s) of each Memory Hub unit and that no additional royalty is due or payable by [*] under this Agreement for the use of the Compliant Portion(s) of such Memory Hub unit to implement the Redwood interface and/or the Yellowstone interface.

Sections 3.1(b), 3.1(c) and 3.1(d) below shall apply only to Memory Hubs, and to Licensed ICs, if any, subject to Section 3.1(a)(i)(B) above.

                    (iii) SCE agrees to pay directly to Rambus, by electronic transfer, on [*]'s behalf, all royalties payable by [*] to Rambus pursuant to this Agreement based on Sales of Licensed ICs by [*] to SCE.

                    (iv) Notwithstanding any other provision of this Agreement, at any time, for Sales of Licensed ICs that include more than one interface, technology, or rights otherwise sublicensed to [*] under this Agreement and licensed to [*] by Rambus under any then existing other agreement(s) between [*] and Rambus, the royalty payable to Rambus by [*] for such Licensed ICs shall be the highest royalty payable under this Agreement and any such other agreements, but shall not be the sum of all such applicable royalties. No license is granted pursuant to this Agreement with respect to, and the royalties in this Agreement do not cover, any portion of any Licensed IC other than the Compliant Portion.

               (b) Modules, Boards, and Systems. During each quarter "Net Sales" for each Licensed IC incorporated into a Licensed Multichip Module, board, or system by or for [*] shall be calculated based on the average gross selling price earned by [*] during such quarter on Sales of that Licensed IC as components to unaffiliated customers in arms length sales. If there are no such Sales, then the parties shall use such average gross selling price of Compatible (with the Redwood Rambus Interface Specification or Yellowstone Rambus Interface Specification, as applicable) integrated circuits with similar functionality as shown in the Rambus royalty report for the most recent preceding quarter in which there were such Sales. If there are no such similar Sales of Compatible integrated circuits, then as a condition of [*] continued Sales of such Licensed ICs, the parties shall negotiate an appropriate royalty base for those Licensed ICs. Such royalties shall be due upon the internal transfer of the Licensed IC for such incorporation.

               (c) Nonmarket Disposition. In the event that Licensed ICs are Sold in circumstances in which the selling price is established on other than an arms length basis, "Net Sales" for each such Licensed IC shall be calculated based on the volume of such Licensed IC multiplied by the average gross selling price earned by [*] during such quarter on Sales of that Licensed IC to unaffiliated customers in arms length Sales. If there are no such Sales, then the parties shall use such average gross selling price of Compatible (with the Redwood Rambus Interface Specification or Yellowstone Rambus Interface Specification, as applicable) integrated circuits with similar functionality as shown in the Rambus royalty report for the most recent preceding quarter in which there were such Sales. If there are no such similar Sales of Compatible integrated circuits, then as a condition of [*]'s continued Sales of such Licensed ICs, the parties shall negotiate an appropriate royalty base for those Licensed ICs.

               (d) Finished Products. [*] understands and agrees that royalties are to be paid hereunder for, and the royalty rates specified herein are based upon, Net Sales of Licensed ICs in finished product form. If [*] Sells Licensed ICs in unfinished form (e.g., as processed wafers, unpackaged products, or otherwise requiring additional work), then "Net Sales" for each such Licensed IC shall be calculated based on the volume of such Licensed IC multiplied by the average gross selling price earned by [*] during such quarter on Sales of that Licensed IC, in finished product form, to unaffiliated customers in arms length Sales. If there are no such Sales, then the parties shall use the average gross selling price of finished Compatible (with the Redwood Rambus Interface Specification or Yellowstone Rambus Interface Specification, as applicable) integrated circuits with similar functionality as shown in the Rambus royalty report for the most recent preceding quarter in which there were such Sales. If there are no such similar Sales of Compatible integrated circuits, then as a condition of [*]'s continued Sales of such Licensed ICs, the parties shall negotiate an appropriate royalty base for those Licensed ICs.

     3.2  Payments and Accounting.

               (a) Records and Audits. With respect to the royalties set forth herein, [*] shall keep complete and accurate records as necessary to support the information required by the statement referenced in Section 3.2(b) below. These records shall be retained for a period of at least three (3) years from the date of payment, notwithstanding the expiration or other termination of this Agreement. Rambus shall be entitled to have a recognized independent accounting firm (subject to [*]'s prior written approval, which shall not be unreasonably withheld or delayed, provided that each of the "Big Four" accounting firms (and their successors) shall be deemed approved) examine and audit, not more than once in any calendar year except as set forth below, and during normal business hours, all such records and such other records and accounts as may contain, under recognized accounting practices, information bearing upon the amount of royalties payable to Rambus under this Agreement, provided that (i) such audit shall be conducted following reasonable prior written notice (at least forty-five (45) business days in advance), and (ii) such accounting firm shall not be hired on a contingent fee basis and shall have confidentiality agreements in place sufficient to protect [*]'s confidential information. Prompt adjustment shall be made by [*] to compensate for any errors and/or omissions disclosed by such examination or audit which result in an underpayment of royalties hereunder, together with interest thereon from the date the payment was due at the annual rate of the then current prime rate plus two percent (2%) (or, if less, the maximum allowed by applicable law). Should the amount of any such error and/or omission exceed five percent (5%) of the total royalties due for the period under audit, then upon request by Rambus, [*] shall pay for the cost of the audit. Otherwise, Rambus is solely responsible for the costs of any audit. In the event an examination or audit reveals such an error/omission, of greater than five percent (5%) of the total royalties due for the period under audit, then Rambus shall be entitled to one additional audit, pursuant to the terms of this provision, during that same calendar year. In the event an audit reveals an overpayment by [*], then said amount shall be credited against the next royalty payment to be made by [*]. Rambus shall provide [*] with a copy of any report prepared by the accounting firm within five (5) days of receipt of the same.

               (b) Reports and Payment Terms.

                    (i) Within sixty (60) days after the end of each calendar quarter, [*] shall furnish to Rambus a statement, in the form attached as Exhibit E hereto, showing Sales and the number of units Sold for each product subject to royalties which were Sold during such quarter, and the amount of royalty payable thereon. If no products subject to royalty have been Sold, that fact shall be shown on such statement. Also, within such sixty (60) day period [*] shall pay to Rambus by electronic transfer to the bank account specified in
Section 10.5 or otherwise designated by Rambus in writing the royalties payable hereunder for such quarter. All royalty and other payments to Rambus hereunder shall be in United States dollars. Royalties based on Sales in other currencies shall be converted to United States dollars according to the exchange rate published by the Bank of Tokyo Mitsubishi prevailing on the date of payment.

                    (ii) In addition, [*] shall designate an appropriate [*] contact person, to whom Rambus shall have reasonable access, on a quarterly basis, to discuss [*]'s expected Licensed Rambus IC Sales for each of the following four (4) quarters. Any such information provided to Rambus shall be nonbinding, shall be [*] Confidential Information, and shall be used by Rambus only for its internal use.

                                   SECTION 4.

                            CONFIDENTIAL INFORMATION

     4.1 Confidential Information. Exchanges of SCE or [*] confidential information between SCE and [*] shall be governed by the [*] Agreement. Direct exchanges of confidential information between Rambus and [*] shall be governed by the November 18, 2002 "CONFIDENTIAL DISCLOSURE AGREEMENT" entered into by Rambus and [*].

     4.2 Rambus Confidential Information. The term "Rambus Confidential Information" shall mean any information disclosed to [*] by SCE or Toshiba, pursuant to or in connection with this Agreement, which is in written, graphic, machine readable or other tangible form and is marked

"Rambus Confidential", "Rambus Proprietary" or in some other manner to indicate its nature as confidential information of Rambus. Rambus Confidential Information may also include oral information disclosed to [*] by SCE or Toshiba provided that such information is designated as confidential at the time of disclosure and reduced to a written summary by the disclosing party, within thirty (30) days after its oral disclosure, which is marked in a manner to indicate its confidential nature and delivered to the [*].

     4.3 Confidentiality. [*] shall treat all Rambus Confidential Information as confidential under the November 18, 2002 "CONFIDENTIAL DISCLOSURE AGREEMENT" entered into by Rambus and [*].

                                   SECTION 5.

               INTELLECTUAL PROPERTY OWNERSHIP AND INDEMNIFICATION

     5.1 Ownership. Subject to the sublicenses granted to [*] herein, Rambus shall own all right, title and interest in the Redwood Rambus Interface Technology and the Yellowstone Rambus Interface Technology and all upgrades, enhancements and improvements thereto made by Rambus. Subject to Rambus' right to such underlying Rambus Interface Technology and all upgrades, enhancements and improvements thereto made by Rambus, [*] shall own all right, title and interest in upgrades, enhancements and improvements to Rambus Interface Technology made by [*]. The parties acknowledge and agree that (i) there have been no joint developments with Rambus or joint inventions with Rambus (collectively, "Joint Developments") prior to the date of this Agreement, and
(ii) the parties do not anticipate any Joint Developments with Rambus pursuant to this Agreement or the Development Agreement, and there shall be no such Joint Developments unless so agreed in writing by Rambus.

     5.2 SCE Indemnification Disclaimer. SCE disclaims and shall have no obligation of defense, contribution, or indemnity with respect to any actual or alleged intellectual property infringement with respect to any Rambus Interface Technology, Rambus Interface Specification, or arising out of this Agreement. SCE shall have no liability arising out of any such actual or alleged intellectual property infringement. [*], however, shall promptly notify SCE and Rambus, in writing, of each such infringement claim of which [*] becomes aware, and [*] shall cooperate with Rambus if Rambus desires to intervene in any such infringement action against [*].

     5.3 [*] Indemnification Disclaimer. [*] disclaims and shall have no obligation of defense, contribution, or indemnity with respect to any actual or alleged intellectual property infringement arising out of this Agreement. [*] shall have no liability arising out of any such actual or alleged intellectual property infringement.

                                   SECTION 6.

                             LIMITATION OF LIABILITY

     6.1 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, OR INCIDENTAL DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING IN ANY WAY OUT OF THIS AGREEMENT OR THE DESIGNS, TECHNOLOGY OR PRODUCTS LICENSED OR OTHERWISE PROVIDED PURSUANT TO THIS AGREEMENT. THESE LIMITATIONS IN THIS SECTION 6.1, HOWEVER, SHALL NOT APPLY TO
(i) BREACH OF SECTION 4 HEREOF BY OR WITH THE KNOWLEDGE, CONSENT, OR APPROVAL OF A RESPONSIBLE MANAGER OF THE BREACHING PARTY, OR (ii) INFRINGEMENT OF THE OTHER PARTY'S OR RAMBUS' INTELLECTUAL PROPERTY RIGHTS.

     6.2 IN NO EVENT WILL EITHER PARTY'S LIABILITY ARISING OUT OF THIS AGREEMENT EXCEED THE AMOUNT OF FEES, ROYALTIES AND OTHER AMOUNTS PAID OR PAYABLE BY [*] HEREUNDER, AT THE TIME THE CAUSE OF ACTION ARISES, WHICHEVER AMOUNT IS LARGER AT THE TIME THE CAUSE OF ACTION ARISES, PROVIDED, HOWEVER, THAT THIS MAXIMUM LIABILITY OF [*] SHALL BE IN ADDITION TO [*]'S OBLIGATION TO PAY ALL ROYALTIES AND OTHER AMOUNTS PAYABLE, BUT UNPAID BY [*]. THE LIMITATIONS IN THIS
SECTION 6.2, HOWEVER, SHALL NOT APPLY TO (i) BREACHES OF SECTION 4 HEREOF BY OR WITH THE KNOWLEDGE, CONSENT, OR APPROVAL OF A RESPONSIBLE MANAGER OF THE BREACHING PARTY, OR (ii) INFRINGEMENT OF THE OTHER PARTY'S OR RAMBUS' INTELLECTUAL PROPERTY RIGHTS. The maximum liability of each party pursuant to this Section 6.2 shall apply in the aggregate to all claims of the other party and not singularly to each claim. Any recovery by one party against the other shall not reduce the recovering party's potential maximum liability to the other party pursuant to this Section 6.2, but shall reduce the potential maximum liability of the party paying the claim, on other claims, by the amount of recovery.

                                   SECTION 7.

                              TERM AND TERMINATION

     7.1 Term. The term of this Agreement shall commence as of the Effective Date and, unless and until terminated hereunder, shall continue until the expiration of the last to expire Rambus patent applicable to the Redwood Rambus Interface Technology or the Yellowstone Rambus Interface Technology.

     7.2  Termination.

               (a) If either party defaults in the performance of any material obligation hereunder and if any such default is not corrected within forty-five
(45) days after the defaulting party receives written notice thereof from the non-defaulting party, then in addition to any other remedies the terminating party may have, this Agreement shall automatically terminate at the end of the forty-five (45) day period. In addition, [*] and SCE authorize Rambus and agree that, with respect to such a default by [*], Rambus shall be entitled to provide such notice of default (on behalf of SCE and of Rambus) directly to [*] (with a copy to SCE).

               (b) Either party may terminate this Agreement forthwith effective upon written notice to the other party in the event that (i) the other party files a petition in bankruptcy or insolvency or becomes the subject of any voluntary proceeding relating to bankruptcy or insolvency, or makes a general assignment for the benefit of creditors, (ii) a receiver or bankruptcy trustee for all or substantially all of the property of the other party has been appointed, (iii) any voluntary proceedings for the liquidation or winding up of the other party's business or for the termination of its corporate charter have been instituted by the other, (iv) the other party's board of directors passes a resolution to dissolve, liquidate or wind up such other party's business, or (v) a third party files a petition in bankruptcy or insolvency against such other party and that petition is not dismissed within sixty (60) days after service of the petition on the other party.

               (c) Commencing five (5) years after the Effective Date, [*] shall be entitled to terminate this Agreement, for its convenience, on at least twelve
(12) months prior written notice to both SCE and Rambus.

               (d) This Agreement shall terminate automatically upon any termination or expiration of the License Agreement, or upon termination of the License Agreement as to SCE. Upon written request of [*] to Rambus within forty-five (45) days after termination of the License Agreement, SCE agrees to cause Rambus to grant to [*] directly the licenses granted herein by SCE under the same terms and conditions of this Agreement, provided that SCE shall not be obligated to cause Rambus to grant these licenses to [*] (i) if this Agreement is terminated for [*]'s default, or (ii) if [*] is in material default of this Agreement at the time of termination of the License Agreement (or, as applicable, upon termination of the License Agreement as to SCE).

     7.3 Survival. Upon any termination of this Agreement, all licenses and rights granted by SCE shall terminate, and [*] shall promptly destroy or deliver to SCE (but to Rambus if termination is under Section 7.2 (a) or (d) above) all materials comprising, incorporating, or using any Redwood Rambus Interface Technology, Yellowstone Rambus Interface Technology, or Rambus Confidential Information. In addition, all amounts due or payable to Rambus as a result of events prior to the date of termination or expiration shall remain due and payable. The provisions of Sections 2.5 (a), 2.5 (b) (as to Licensed ICs Sold prior to termination or expiration), 2.6 (Covenant Not To Sue), 2.7 (Disclaimer), 3.2 (Payments and Accounting), 4 (Confidential Information), 5 (Intellectual Property Ownership and Indemnification), 6 (Limitation of Liability), 8 (Governing Law), 9 (Rambus Third Party Beneficiary), and 10 (Miscellaneous) shall survive any expiration or termination of this Agreement for any reason. Upon expiration of this Agreement all license rights granted by SCE shall become royalty-free, fully paid-up, irrevocable (except for [*]'s breach of Section 2 or Section 4 above) and perpetual.

                                   SECTION 8.

                        GOVERNING LAW; DISPUTE RESOLUTION

     8.1 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, U.S.A. without reference to conflict of laws principles.

     8.2 Dispute Resolution. The parties hereto expressly waive any right they may have to a jury trial hereunder and agree that any proceeding under this Agreement shall be tried by a judge without a jury.

                                   SECTION 9.

                         RAMBUS THIRD PARTY BENEFICIARY

     9.1 Third Party Beneficiary. It is expressly understood and agreed that Rambus is a direct and intended third party beneficiary of this Agreement, and that Rambus' rights include, without limitation, the right to enforce this Agreement directly against [*] (including without limitation as to protection of Rambus Confidential Information and payments to Rambus) and to recover any available damages for [*]'s breach of this Agreement, and obtain any other available remedy for [*]'s breach of this Agreement, from [*] directly.

     9.2 No Liability of Rambus. [*] and SCE agree that Rambus shall have no liability or obligation whatsoever arising out of this Agreement.

                                   SECTION 10.

                                  MISCELLANEOUS

     10.1 Confidentiality of Agreement. Each party agrees that the terms and conditions of this Agreement shall be treated as confidential information and that neither party will disclose the terms or conditions to any third party without the prior written consent of the other party, provided, however, that each party may disclose the terms and conditions of this Agreement:

                    (i) as required by any court or other governmental body;

                    (ii)      as otherwise required by law;

                    (iii) as otherwise may be required by applicable securities and other law and regulation, including to legal and financial advisors in their capacity of advising a party in such matters, provided that [*] will provide notice to SCE prior to any such disclosure required by the U.S. Securities and Exchange Commission;

                    (iv) to legal counsel of the parties, accountants, and other professional advisors;

                    (v) in confidence, to banks, investors and other financing sources and their advisors;

                    (vi) in connection with the enforcement of this Agreement or rights under this Agreement; or

                    (vii) during the course of litigation so long as the disclosure of such terms and conditions are restricted in the same manner as is the confidential information of other litigating parties and so long as (A) the restrictions are embodied in a court-entered protective order limiting disclosure to counsel and (B) the disclosing party informs the other party in writing at least ten (10) business days in advance of the disclosure and shall discuss the nature of the disclosure, in good faith, with the other party; or

                    (viii) in confidence, in connection with an actual or prospective merger or acquisition or similar transaction. Notwithstanding the foregoing, SCE shall be entitled to disclose the terms and conditions of this Agreement to Rambus, and Rambus shall be entitled to disclose to third parties the terms and conditions of Section 2.6 (Covenant Not To Sue) above and the associated definitions in Section 1 and any related Exhibits. Neither party shall make any press release or similar public announcement relating to the existence of this Agreement (subject to paragraphs (i), (ii), and (iii) hereinabove of this section), or use or refer to this Agreement in any marketing or advertising, in any media, without the other party's prior written consent.

     10.2 Potential Licensees. At [*]'s written request at any time until January 1, 2011, SCE agrees to cause Rambus to negotiate in good faith with any Potential Licensee(s) specified in the written request(s), under Rambus' then current standard terms and conditions therefor, a license, with respect to the Redwood Rambus Interface Technology and/or the Yellowstone Rambus Interface Technology, to manufacture and Sell Broadband Engines and/or Broadband Engine Derivatives, provided that (i) with respect to the Broadband Engine, (A) the license fee charged by Rambus to each Potential Licensee for such license shall not exceed [*] dollars (US $[*]) and (B) the royalty rate charged by Rambus to each Potential Licensee for such license shall not exceed [*] (US $[*]) per unit; provided, however, that if by [*], SCE has not yet [*] Product [*], then during each calendar quarter commencing with the second calendar quarter of [*] and until the calendar quarter immediately following the calendar quarter in which [*]Product [*], the royalty rate charged by Rambus to each Potential Licensee for such license shall not exceed [*] percent ([*]%) of sales, and (ii) with respect to Broadband Engine Derivatives, (A) the license fee charged by Rambus to each Potential Licensee for such license shall not exceed [*] dollars (US $[*]), and (B) the royalty rate charged by Rambus to each Potential Licensee for such license shall not exceed [*] percent ([*]%) of sales for Broadband Engine Derivatives Compatible with the Redwood Rambus Interface Specification but not Compatible with the Yellowstone Rambus Interface Specification, and [*] percent ([*]%) of sales for Broadband Engine Derivatives Compatible with the Yellowstone Rambus Interface Specification. Nothing in this section shall restrict Rambus charges for development, non-recurring engineering, or services.

     10.3 Assignment. Neither party may transfer, assign or delegate this Agreement or any of its licenses, rights or duties under this Agreement, by operation of law or otherwise, without the prior written consent of the other party. In the event of any such transfer or assignment or attempted transfer or assignment by [*], this Agreement and all rights and licenses granted to [*] shall automatically terminate. Any attempted transfer or assignment in violation of this section shall be void. For purposes of this section, a merger of [*], or a Change of Control of [*], shall constitute an assignment. Notwithstanding the foregoing, [*] shall be entitled to assign this Agreement to a successor to all or substantially all of [*]'s business and assets that utilize the Rambus Interface Technology sublicensed under this Agreement, but only if (i) [*] agrees in a writing reasonably acceptable to Rambus that Section 2.6 (and associated definitions) shall continue to apply to [*], and (ii) the assignee agrees, in a writing reasonably acceptable to Rambus, to grant to Rambus the same patent rights, with respect to the assignee's patents, as are granted to Rambus with respect to [*]'s patents in the Semiconductor Technology License Agreement [*], between [*] and Rambus unless the assignee already has an agreement with Rambus which grants Rambus equivalent (or greater) rights and, in any case, the assignee agrees that such grant of rights to Rambus will not terminate prior to termination of this Agreement.

     10.4 No Conflicts. Each party represents and warrants, on a continuing basis, to the other party that (i) the execution, delivery and performance by such party of this Agreement and each other agreement, document, or instrument now or hereafter executed and delivered by such party pursuant thereto or in connection herewith will not conflict with or result in any breach of, or constitute a default under, any commitment, contract or other agreement, instrument or undertaking to which such party is a party or by which any of its property is bound, and (ii) such party will not enter into any such commitment, contract or other agreement, instrument or undertaking.

     10.5 Electronic Transfers. All payments from [*] or SCE which are required herein to be sent to Rambus via electronic transfer shall be made in U.S. dollars via the Federal Reserve Bank of San Francisco for the credit of:

                           Rambus Inc., Account #[*]
                           [*]
                           [*]
                           [*]
                           [*]

     10.6 Authority. Each party represents that all corporate action necessary for the authorization, execution and delivery of this Agreement by such party and the performance of its obligations hereunder has been taken.

     10.7 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class air mail (registered or certified if available), postage prepaid, or otherwise delivered by hand, by messenger or by telecommunication, addressed to the addresses first set forth above or at such other address furnished with a notice in the manner set forth herein. Such notices shall be deemed to have been served when delivered or, if delivery is not accomplished by reason of some fault of the addressee, when tendered. All notices shall be in English.

     10.8 Export Controls. Each party agrees to comply with all applicable expert control laws and regulations.

     10.9 Partial Invalidity. If any paragraph, provision, or clause thereof in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, the remainder of this Agreement shall be valid and enforceable and the parties shall negotiate, in good faith, a substitute, valid and enforceable provision which most nearly effects the parties' intent in entering into this Agreement.

     10.10 No Third Party Beneficiaries Other than Rambus. This Agreement is made solely for the benefit of [*], SCE, and Rambus and their respective permitted successors and permitted assigns. Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any person or entity (including without limitation Toshiba) other than the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement is
                                      -26-
intended to relieve or discharge the obligation or liability of any third person or entity (except Rambus) to any party to this Agreement.

     10.11 Counterparts. This Agreement may be executed in two (2) or more counterparts, all of which, taken together, shall be regarded as one and the same instrument.

     10.12 Relationship of Parties. The parties hereto are independent contractors. Nothing contained herein or done in pursuance of this Agreement shall constitute either party the agent of the other party for any purpose or in any sense whatsoever, or constitute the parties as partners or joint venturers.

     10.13 Modification. No alteration, amendment, waiver, cancellation or any other change in any term or condition of this Agreement shall be valid or binding on either party unless the same shall have been mutually assented to in writing by both parties.

     10.14 Waiver. The failure of either party to enforce at any time the provisions of this Agreement, or the failure to require at any time performance by the other party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the right of either party to enforce each and every such provision thereafter. The express waiver by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

     10.15 Government Approvals. SCE represents and warrants that no consent or approval with any governmental authority in Japan is required in connection with the valid execution and performance of this Agreement except as may be required to transfer technical information to [*] under this Agreement. SCE shall be responsible for any required filings of this Agreement with the Japanese government agencies.

     10.16 Section Headings and Language. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The English language shall govern the meaning and interpretation of this Agreement.

     10.17 Ambiguities. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

     10.18 Currency. All dollar amounts specified herein are in U.S. dollars, and all payments pursuant to this Agreement shall be in U.S. dollars.

     10.19 Entire Agreement. The terms and conditions herein contained constitute the entire agreement between the parties and supersede all previous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof and no agreement or understanding varying, rescinding, or extending the same shall be binding upon either party hereto unless in a written amendment or rescission signed by the parties and approved by Rambus. For the avoidance of doubt, [*] and SCE may not vary, amend, or rescind this Agreement without the prior written approval of Rambus of the exact text of the amendment or rescission.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by duly authorized officers or representatives as of the date first above written.

[*]                                       SONY COMPUTER ENTERTAINMENT,
[*]                                       INC.

By:   /s/ [*]                             By:  /s/ KEN KUTARAGI
      -------------------------------          ---------------------------------

Name: [*]                                 Name: Ken Kutaragi
      -------------------------------           --------------------------------

Title: Vice President                     Title: CEO & President
       ------------------------------            -------------------------------

Date: Jan. 5, 2003                        Date: Jan. 6, 2003
      -------------------------------           --------------------------------

                                    EXHIBIT A

                       REDWOOD RAMBUS INTERFACE TECHNOLOGY

     The Redwood Rambus Interface Technology is a physical and logical layer logic-to-logic subsystem capable of transferring data up to rates of up to 5.0 Gigabits-per-second (Gbps) per signal pair. The elements of the Redwood Rambus Interface Technology include the Logic Layer ("Redwood RLC") (not to be provided to [*] or SCE by Rambus), Rambus Access Cells ("Redwood RACs"), the Channel, and associated clocking.

     The logic device (processor, peripheral, ASIC, etc.) contains the storage and processing functions needed by the application (Applications Units). The application can transmit or receive data to or from another logic device using up to a 5.0 Gbps Rambus Channel.

     Small voltage swings and unidirectional differential signaling are used on the Redwood Rambus interface to carry all data information to/from the Redwood RACs. Advanced CMOS circuit design techniques are used in the implementation of the driver/receiver and clock circuitry of the Redwood Rambus interface.

     The Redwood RAC is the Input/Output cell which resides on the edge of the die of the logic device. The Redwood RAC provides the basic multiplexing/demultiplexing functions for converting the off-chip bus with up to
5.0 Gbps data rate -to a wider, and slower, on-chip bus. The Redwood RAC manages the physical layer of the Rambus subsystem.

     The Redwood RLC manages the logical layer of the Rambus subsystem. The Redwood RLC sits between the Redwood RAC and the Application Unit, and provides a simple intermediate protocol for performing read and write transactions between two logic devices using the Redwood Rambus Interface Technology. The Redwood RLC serves as a reference design and it may be used as is, or it may be modified for a particular application.

     The Redwood Rambus Channel is the system level interconnect necessary to communicate at up to a 5.0 Gbps data rate between two logic chips. This includes packaging, system PCB, and may include connector technologies.

     Rambus is in development of the Redwood Rambus Interface Technology, so material change in function or specification are possible and Rambus makes no representation or warranty otherwise.

                                    EXHIBIT B

                     YELLOWSTONE RAMBUS INTERFACE TECHNOLOGY

The Yellowstone Rambus Interface Technology is a complete memory and chip-to-chip subsystem capable of transferring data rates initially at 3.2 Gigabit-per-second (3.2 Gbps) per signal pair. The elements of the Yellowstone Rambus Interface Technology include the Rambus Memory Controller ("Yellowstone RMC"), Yellowstone RAC, Channel, expansion subsystem, the interface portion of the Yellowstone DRAMs ("Yellowstone DRAMs"), and associated clocking.

The logic device (processor, peripheral, ASIC, etc.) contains the storage and processing functions needed by the application (Applications Units). The application can access further storage in external Yellowstone DRAMs using a 3.2 Gbps Rambus Channel.

The Yellowstone DRAM is manufactured with standard submicron CMOS. The Yellowstone DRAM operates with a 400MHz clock, transferring address and control information at 800 Mbps and data at 3.2 Gbps. Small voltage swings are used on the Yellowstone Rambus interface to carry all address, data, and control information to/from the Yellowstone DRAMs. Differential signals are used on the Yellowstone Rambus interface to carry data information to/from the Yellowstone DRAMs. Advanced CMOS circuit design techniques are used in the implementation of the driver/receiver and clock circuitry of the Yellowstone Rambus interface. Initial applications for the Yellowstone Rambus Interface Technology include applications with the Yellowstone DRAMs soldered on the main board (no modules or expansion capabilities).

The Yellowstone RAC is the Input/Output cell which resides on the edge of the die of the logic device. The Yellowstone RAC provides the basic multiplexing/demultiplexing functions for converting the off-chip bus with the
3.2 Gbps data rate (Channel) to a wider, and slower, on-chip bus. The Yellowstone RAC manages the physical layer of the Rambus subsystem.

The Yellowstone RMC manages the logical layer of the Rambus subsystem. The Yellowstone RMC sits between the Yellowstone RAC and the Application Unit, and provides a simple intermediate protocol for performing read and write transactions to the Yellowstone DRAMs. The Yellowstone RMC also supports interleaved transactions. The Yellowstone RMC serves as a reference design and it may be used as is, or it may be modified for a particular application.

The Yellowstone Rambus Interface Technology pertains to or includes, without limitation, the data path, interface logic, interface clock recovery, and I/O portions of Yellowstone DRAMs, the Yellowstone RAC and Yellowstone RMC portions of logic chips, the Rambus channel between such chips, and associated sockets and modules. The Yellowstone interface portion of Yellowstone DRAMs includes, without limitation, the following functional components and/or technology:

RAS state machine
CAS state machine
Input buffers/receivers
Output buggers/receivers
Clock recovery such as phase or delay lock loops

Mode control such as power
Protocol interface or interpreter
Direct access test mode
Slow mode test
Bias/Driver On test mode
Interface reference generators such as current or voltage references
Registers
Refresh control such as time base or address sequencing
Low power interface techniques such as signaling and clock power management

Rambus is in development of the Yellowstone Rambus Interface Technology, so material change in function or specification is possible and Rambus makes no representation or warranty otherwise.

                                    EXHIBIT C

                                   MEMORY HUB

     The "Memory Hub" is a [*] (but not a [*]) for [*], which uses [*] in the [*] for [*], or a [*], where such [*] and [*] are through the [*] incorporated into such [*] or [*] (i.e., the portion of such [*] which provide [*] with the [*]). For purposes of this Agreement a [*] will be deemed to be a [*], and, for purposes of [*], the above-described [*] shall be considered the portion of the [*] that provides [*] with the [*], notwithstanding that such [*] may not exist. It is understood and agreed that a [*] may also be a [*].

                                    EXHIBIT D

                                   TRADEMARKS

     Rambus, RDRAM, and the Rambus Logo ([GRAPHIC APPEARS HERE], or [GRAPHIC APPEARS HERE]) are trademarks and registered trademarks of Rambus Inc. in the United States and other countries.

     The marking to be used for Licensed Rambus ICs is: [GRAPHIC APPEARS HERE] Original logo artwork is available from the Rambus trademark department.

     When using the Rambus trademarks in documentation and presentations, [*] must follow the guidelines below:

1. The first and most obvious occurrence of each of the trademarks in text needs to have the superscript (TM) to notify the reader of the trademark. Subsequent occurrences in the same document do not require the (TM) symbol. This must be done for each trademark. An example is:

          The Rambus (TM) DRAM is also referred to as an RDRAM (TM) device.

2. [*] must provide notice in each document of the Rambus trademarks used and that they are registered trademarks of Rambus Inc. This notice would typically accompany [*]'s own trademark and copyright notices. If, for example, the terms Rambus and RDRAM are used:

          Rambus and RDRAM are trademarks and registered trademarks of Rambus Inc. in the United States and other countries.

3. When referring to Rambus as a company, as in "Rambus Inc.", the TM symbol should not be used. All other usage of the term "Rambus" should comply with applicable trademark laws. For example, except when it is used to refer to Rambus as a company, the term 'Rambus" should only be used as an adjective modifying a noun. Examples of acceptable usage are:

          the Rambus (TM) Channel
          the Rambus (TM) Interface
          the Rambus (TM) Technology

4. The term "RDRAM" should never be used as a noun, only as an adjective modifying a noun. Examples of acceptable usage are:

          RDRAM (TM) IC
          RDRAM (TM) chip
          RDRAM (TM) memory
          RDRAM (TM) device

                                    EXHIBIT E

                             FORM OF ROYALTY REPORT

                                   [Attached]

                          ROYALTY REPORT: LICENSED ICS
                 UNDER THE BROADBAND ENGINE SUBLICENSE AGREEMENT
                         BETWEEN SCE CORPORATION AND [*]
                          PERIOD ______________________

PRODUCT                                    UNITS SALES      NET SALES*   ROYALTY
--------------------------------------------------------------------------------
Broadband Engines Sold to SCE

Broadband Engines not Sold to SCE

Broadband Engine Derivatives Sold to SCE

Broadband Engine Derivatives not
 Sold to SCE
Associated Chips Sold to SCE

Associated Chips not Sold to SCE

Memory Hubs Sold to SCE

Memory Hubs not Sold to SCE

Total royalty payable

Amount to be remitted

Note:  This report is due within 60 days after the end of each quarter

* Only for percentage royalties.